UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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XCYTE THERAPIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Stockholders

To Be Held June 17, 2005

The Annual Meeting of Stockholders of Xcyte Therapies, Inc. (the “Company”) will be held on June 17, 2005 at 8:00 am local time at the Company’s headquarters located at 1124 Columbia Street, Suite 130, Seattle, WA 98104, for the following purposes, as more fully described in the accompanying Proxy Statement:

1. To elect two Class I directors to hold office until the 2008 Annual Meeting of Stockholders and until their successors are elected and qualified.

2. To approve the amendment of the 2003 Stock Plan to increase the number of shares of common stock issuable under the plan by an additional 600,000 shares, and to allow for the issuance of restricted stock and stock awards under the plan.

3. To approve the amendment of the 2003 Directors’ Stock Option Plan to increase the number of shares of common stock issuable under the plan by an additional 350,000 shares and change the stock incentives granted to directors.

4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 25, 2005 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Joanna Lin Black

Vice President, General Counsel and Corporate Secretary

Seattle, Washington

May 2, 2005

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

XCYTE THERAPIES, INC.

1124 Columbia Street, Suite 120, Seattle, Washington 98104

(206) 262-6200

PROXY STATEMENT

2005 ANNUAL MEETING OF STOCKHOLDERS

Xcyte Therapies, Inc. (the “Company,” “we” or “our”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 17, 2005, at 8:00 a.m. local time, at the Company’s headquarters located at 1124 Columbia Street, Suite 130, Seattle, Washington 98104, and at any adjournments thereof (the “Annual Meeting”). These materials are being mailed to stockholders on or about May 13, 2005.

Only holders of the Company’s common stock as of the close of business on April 25, 2005 (the “Record Date”) are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 19,664,897 shares of common stock outstanding. Please note that holders of the Company’s 6% Convertible Exchangeable Preferred Stock are not entitled to vote at this meeting.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company, which are properly signed and have not been revoked, will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for the nominees to the Board of Directors listed on the proxy card and in this Proxy Statement, for the approval of the amendment of the 2003 Stock Plan (the “2003 Plan”), for the approval of the amendment of the 2003 Directors’ Stock Option Plan (the “Directors’ Plan”) and for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Under Delaware law and the Company’s Amended and Restated Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 1124 Columbia Street, Suite 130, Seattle, Washington 98104 or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

The proxy card accompanying this Proxy Statement is solicited by the Board of Directors of the Company. The Company will pay all of the costs of soliciting proxies. The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders. In addition to this solicitation by mail, our directors, officers and other employees may contact you by telephone, via the Internet, in person or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation.

BOARD OF DIRECTORS

The name, age and year in which the term expires of each member of the Board of Directors of the Company is set forth below:

Name	Age	Position	Term expires on the Annual Meeting held in the year
Peter Langecker, M.D., Ph.D.	54	Director	2005
Robert M. Williams, Ph.D.	52	Director	2005
Jean Deleage, Ph.D.	64	Director	2006
Stephen N. Wertheimer, M.M.	54	Director	2006
Christopher S. Henney, Ph.D., D.Sc.	64	Chairman of the Board and Director	2006
Ronald J. Berenson, M.D.	52	President, CEO and Director	2007
Robert T. Nelsen, M.B.A.	41	Director	2007
Daniel K. Spiegelman, M.B.A.	46	Director	2007

At the Annual Meeting, the stockholders will vote on the election of Dr. Peter Langecker and Dr. Robert M. Williams as Class I directors to serve for a three-year term until the annual meeting of stockholders in 2008 and until their successors are elected and qualified. All directors will hold office until the annual meeting of stockholders at which their terms expire and the election and qualification of their successors. The Board of Directors currently has one vacancy.

NOMINEES AND CONTINUING DIRECTORS

The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting:

Ronald J. Berenson, M.D., is our founder and has served as the Company’s President, Chief Executive Officer and as a member of the Board of Directors since the Company’s inception. From April 1989 until February 1995, Dr. Berenson held several positions at CellPro, Inc., a stem cell therapy company that he founded, with his last positions being Executive Vice President, Chief Medical and Scientific Officer and Director. Dr. Berenson also serves on the Board of Directors of the Fred Hutchinson Cancer Research Center Foundation. Dr. Berenson was a faculty member at the Fred Hutchinson Cancer Research Center, where he last held the position of Assistant Member. Dr. Berenson is a board-certified internist and medical oncologist who completed his medical oncology fellowship training at Stanford University Medical Center. Dr. Berenson received a B.S. in biology from Stanford University and an M.D. from Yale University School of Medicine.

Jean Deleage, Ph.D., has served as one of the Company’s directors since August 1996. Dr. Deleage has been a founder and managing director of Alta Partners, a venture capital firm since 1996, and was previously a founder of Burr, Egan, Deleage & Company, a venture capital fund, and Sofinnova Ventures, Inc., a venture capital fund. Dr. Deleage is a director of Kosan Biosciences Incorporated, Rigel Pharmaceuticals, Inc. and several private companies, all biopharmaceutical companies. Dr. Deleage received an M.S. in electrical engineering from the Ecole Supérieure d’Electricité and a Ph.D. in economics from the Sorbonne.

Christopher S. Henney, Ph.D., D.Sc. has served as one of the Company’s directors and Chairman of the Board since March 2005. Previously, Dr. Henney co-founded three major publicly held U.S. biotechnology companies, Immunex, ICOS and Dendreon, and held executive positions at each company. From 1995 to January 2003, Dr. Henney was Chairman and Chief Executive Officer of Dendreon Corporation. Dr. Henney currently serves as director of Biomira, Inc. and Bionomics Ltd, each a public biotechnology company. Dr. Henney received a Ph.D. in experimental pathology from the University of Birmingham and a D.Sc. from the same university for contributions to the field of immunology.

Peter Langecker, M.D., Ph.D., has served as one of the Company’s directors since January 2000. Since October 1999, Dr. Langecker has served as Chief Medical Officer and Vice President of Clinical Affairs of Intarcia Therapeutics, Inc., a biotechnology company. From July 1997 to September 1999, Dr. Langecker served as Vice President of Clinical Affairs and Regulatory Affairs of Sugen, Inc., a biotechnology company. From March 1995 to July 1997, Dr. Langecker served as Vice President of Clinical Affairs of Coulter Pharmaceuticals, Inc., a biotechnology company. Before that, Dr. Langecker held various medical positions at Ciba Geigy and Schering-Plough. Dr. Langecker received an M.D. and a Ph.D. in medical sciences from Ludwig Maximilians University in Munich.

Robert T. Nelsen, M.B.A., has served as one of the Company’s directors since August 1996. Since 1992, Mr. Nelsen has served as a managing director of ARCH Venture Partners, a venture capital firm. Mr. Nelsen also serves as a director of Adolor Corporation, an analgesics development company. Mr. Nelsen received a B.S. in biology and economics from the University of Puget Sound and an M.B.A. from the University of Chicago.

Daniel K. Spiegelman, M.B.A., has served as one of the Company’s directors since September 2004. Since September 1999, Mr. Spiegelman has served as the Senior Vice President and Chief Financial Officer for CV Therapeutics, Inc. From January 1998 to September 1999, Mr. Spiegelman served as Vice President and Chief Financial Officer for CV Therapeutics, Inc. From July 1991 until January 1998, Mr. Spiegelman was employed by Genentech, Inc., a biotechnology company, in a variety of treasury positions, including holding the position of Treasurer from January 1996 to January 1998. Mr. Spiegelman holds a B.A. in economics from Stanford University and an M.B.A. from Stanford Graduate School of Business.

Stephen N. Wertheimer, M.M., has served as one of the Company’s directors since November 2003. Mr. Wertheimer has served as a managing director of W Capital Partners, a private equity firm, since June 2001. From 1996 to June 2001, Mr. Wertheimer held the position of managing director of CRT Capital Group. Mr. Wertheimer is currently a director of El Paso Electric Company, an electric utility. Mr. Wertheimer received an M.M. from the Kellogg School, Northwestern University, and earned a B.S. in finance and economics at Indiana University.

Robert M. Williams, Ph.D., has served as one of the Company’s directors since November 1996 and a member of our Scientific Advisory Board since 1995. Since September 1980, Professor Williams has served as a

Professor of Chemistry at Colorado State University, and, in 2001, he was appointed University Distinguished Professor. During his career, Professor Williams has provided consulting services to several biotechnology and pharmaceutical companies, including Cubist Pharmaceutical Company, Microcide Pharmaceuticals, Hoffman-La Roche, G.D. Searle, and EPIX Medical, Inc. Professor Williams received a B.A. in chemistry from Syracuse University and a Ph.D. in organic chemistry from the Massachusetts Institute of Technology. Following graduate school, Professor Williams served as a postdoctoral fellow at Harvard University.

There are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR NOMINATION

Criteria for Board Membership. In selecting candidates for appointment or re-election to the Board, the nominating and corporate governance committee, or the nominating committee, considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, and that members of the Company’s audit committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, judgment, ability to make independent analytical inquiries, understanding of the Company’s business environment, familiarity with the biotechnology industry, and willingness to devote adequate time to Board duties. In addition, the nominating committee is particularly interested in candidates with experience developing and commercializing drug candidates and candidates with special immunology expertise and/or extensive public company financial experience.

Stockholder Nominees. The nominating committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the nominating committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals for 2006 Annual Meeting” below.

Process for Identifying and Evaluating Nominees. The nominating committee believes the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the nominating committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the nominating committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the company and, if the nominating committee deems appropriate, a third-party search firm. The nominating committee did retain a third-party search firm in 2004 to assist it with seeking appropriate director candidates. The nominating committee will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the nominating committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the nominating committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

The Company has never received a proposal from a stockholder to nominate a director. Although the nominating committee has not adopted a formal policy with respect to stockholder nominees, the committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2005 Annual Meeting. Each of the nominees listed in this Proxy Statement are current directors standing for re-election.

DIRECTOR COMPENSATION

Non-employee directors receive a director fee from the Company for their services as members of the Board of Directors and any committee of the Board of Directors in the amount of an annual retainer of $20,000, plus $1,000 for each board meeting attended in person, $500 for each board meeting attend via teleconference or videoconference, and $500 for each committee meeting attended. They are reimbursed for certain customary business expenses in connection with attending Board and committee meetings. The Chairman of our Board also receives an additional $60,000 annual retainer for his service as Chairman.

The Company has also granted, and expects to continue to grant, non-employee directors options to purchase shares of the Company’s common stock. In November 2003, Dr. Williams was awarded non-statutory options for 2,727 fully vested shares of Company common stock in connection with his service on our Scientific Advisory Board. In September 2004, in connection with his election to our Board of Directors, Mr. Spiegelman was granted an option to purchase 10,000 shares of Company common stock under the amended 2003 Directors’ Stock Option Plan, of which 5,455 shares of the option is subject to stockholder approval pursuant to the amendment of the Directors Plan and is not exercisable until such approval. This option vests monthly over a two-year period from the date of grant. In March 2005, in connection with his election to our Board of Directors, Dr. Henney was granted an option to purchase 10,000 shares of Company common stock under the 2003 Stock Plan, of which 5,455 shares is subject to stockholder approval and is not exercisable until such approval is obtained. In addition, in March 2005, in connection with his election to our Board of Directors as Chairman, Dr. Henney was granted an option to purchase 200,000 shares of Company common stock under the 2003 Stock Plan, which is subject to stockholder approval pursuant to the amendment of the 2003 Plan and is not exercisable until such approval. This option vests monthly over a three-year period from the date of grant. In addition, on the date of each annual meeting of our stockholders, each non-employee director is granted an option to purchase 10,000 shares of Company common stock if, on that date, the director has served on the Board of Directors for at least six months. Additionally, directors serving as the chairperson of a committee of the Board, or as members of the audit committee of the Board, are granted an option to purchase 2,500 shares of Company common stock on the date of each annual meeting of our stockholders, which shares vest in equal quarterly installments over two years.

BOARD MEETINGS AND COMMITTEES

The Company’s Board of Directors met ten times during 2004 and action was taken via unanimous written consent six times. The audit committee met five times and action was taken via unanimous written consent three times, the compensation committee met three times and action was taken via unanimous written consent twice, and the dividend committee and nominating committee did not meet during 2004. Each member of the Board attended 75% or more of the Board meetings, and each member of the Board who served on either the audit, compensation or nominating committee attended at least 75% of the committee meetings.

The Board has determined that the following directors are “independent” under current Nasdaq rules: Dr. Deleage, Dr. Henney, Dr. Langecker, Mr. Nelsen, Mr. Spiegelman, Mr. Wertheimer, and Dr. Williams.

The Board of Directors has standing audit, compensation, stock option, dividend and nominating committees.

Audit Committee. The audit committee currently consists of Mr. Spiegelman (chairman), Dr. Deleage, and Mr. Wertheimer. The Board has determined that all members of the audit committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. Spiegelman qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The purpose of the audit committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the audit committee include appointing and providing the compensation of the independent accountants to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent accountants. The audit committee operates under a written charter setting forth the functions and responsibilities of the committee, including responsibilities resulting from the Sarbanes-Oxley Act of 2002 and corporate governance standards adopted by the NASD. A copy of the audit committee charter is attached as Appendix A to this proxy statement and can also be viewed on our website at www.xcytetherapies.com in the Investors/Corporate Governance section.

Compensation Committee. The compensation committee currently consists of Mr. Nelsen (chairman), Dr. Langecker and Mr. Spiegelman. The Board has determined that all members of the compensation committee are independent directors under the rules of the Nasdaq Stock Market. The compensation committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of our officers and employees. The compensation committee operates under a written charter adopted by the Board of Directors, a copy of which can be viewed on our website at www.xcytetherapies.com in the Investors/Corporate Governance section.

Stock Option Committee. The stock option committee currently consists of Mr. Nelsen (chairman) and Dr. Berenson. The stock option committee grants stock option awards to non-executive employees and consultants within parameters set by the Board of Directors. The stock option committee operates under a written charter adopted by the Board of Directors, a copy of which can be viewed on our website at www.xcytetherapies.com in the Investors/Corporate Governance section.

Dividend Committee. The dividend committee currently consists of Dr. Berenson, Mr. Spiegelman and Mr. Wertheimer. The dividend committee declares dividends on the 6% Convertible Exchangeable Preferred Stock within parameters set by the Board of Directors.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee, or nominating committee, currently consists of Dr. Langecker (chairman), Mr. Wertheimer and Dr. Williams, each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market. The nominating committee’s responsibilities include recommending to the Board of Directors nominees for possible election to the Board of Directors. The nominating committee considers many characteristics when considering director candidates and in deciding to nominate directors for re-election, which are described above under the heading “Director Nomination.”

The nominating committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination.

The nominating committee operates under a written charter adopted by the Board of Directors, a copy of which can be viewed on our website at www.xcytetherapies.com in the Investors/Corporate Governance section.

COMMUNICATIONS WITH DIRECTORS

Stockholders or other interested parties may communicate with any director or committee of the Board by writing to them c/o Corporate Secretary, Xcyte Therapies, Inc., 1124 Columbia Street, Suite 130, Seattle, Washington 98104 or by sending an e-mail to ir@xcytetherapies.com. Comments or questions regarding the Company’s accounting, internal controls or auditing matters will be referred to members of the audit committee. Comments or questions regarding the nomination of directors will be referred to members of the nominating committee.

The Company has a policy of encouraging all directors to attend the annual stockholder meetings. The 2005 annual meeting is our first annual meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No interlocking relationship exists, or in the past fiscal year has existed, between any member of our compensation committee and any member of any other company’s Board of Directors or compensation committee.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all officers and employees, including its principal executive officer, principal financial officer and controller. This code of ethics is included as Section 2 of the Company’s Code of Business Conduct and Ethics filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 filed with the SEC. A copy of the Code of Business Conduct and Ethics can be viewed on our website at www.xcytetherapies.com in the Investors/Corporate Governance section. We will disclose any amendment to the Code of Business Conduct and Ethics or waiver of a provision of the Code of Business Conduct and Ethics for directors and executive officers, including the name of the director or executive officer to whom the waiver was granted, on a Form 8-K filed with the SEC as required by SEC rules.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS

The following table sets forth information regarding ownership of the common stock as of March 25, 2005 or earlier date for information based on filings with the Securities and Exchange Commission by (a) each person known to the Company to own more than 5% of the outstanding shares of the common stock, (b) each director and nominee for director of the Company, (c) the named executive officers, and (d) all directors and executive officers as a group. The address for those individuals for which an address is not otherwise indicated is: c/o Xcyte Therapies, Inc., 1124 Columbia Street, Suite 130, Seattle, Washington 98104.

Name and address of beneficial owner	Total common stock equivalents (1)	Percent of common stock equivalents (2)
Federated Investors, Inc.(3) Federated Investors Tower 5800 Corporate Dr Pittsburgh Pa 15222	3,085,629	15.7%

Robert T. Nelsen(4) ARCH Venture Partners 8725 W. Higgins Road, Suite 290 Chicago, IL 60631	2,905,331	14.6%

AWM Investment Company, Inc.(5) 153 East 53rd Street 55th Floor New York, NY 10022	2,031,626	10.3%

Highbridge Capital Management, LLC(6) 9 West 57th Street 27th Floor New York, NY 10019	1,842,545	8.6%

Jean Deleage, Ph.D.(7) Alta Partners One Embarcadero Center Suite 4050 San Francisco, CA 94111	1,573,383	7.8%

MPM Capital(8) c/o MPM Capital, L.P. 111 Huntington Avenue, 31st Floor Boston, MA 02199	1,180,965	6.0%

Stephen N. Wertheimer(9) W Capital Partners 245 Park Avenue 39th Floor New York, NY 10167	574,363	2.9%

Ronald J. Berenson, M.D.(10)	498,742	2.5%

Stewart Craig, Ph.D.(11)	84,630	*

Robert M. Williams, Ph.D.(12)	46,116	*

Mark Frohlich, M.D.(13)	43,911	*

Kathi L. Cordova, C.P.A.(14)	40,420	*

Robert L. Kirkman, M.D.(15)	36,239	*

Christopher S. Henney, Ph.D., D.Sc.(16)	11,944	*

Peter Langecker, M.D., Ph.D.(17)	7,454	*

Daniel Spiegelman(18)	3,333	*

All executive officers and directors as a group (15 persons)	5,866,376	27.6%

*	Represents beneficial ownership of less than 1%.
(1)	Beneficial ownership is determined in accordance with SEC rules. In computing the beneficial ownership we have included shares for which the named person has sole or shared power over voting or investment decisions. The number of shares of common stock beneficially owned includes common stock which the named person has the right to acquire, through conversion, option or warrant exercise or otherwise, within 60 days after March 25, 2005, including conversion of the convertible preferred stock into shares of common stock.
(2)	Percentage of common stock equivalents is based on a total of 19,664,897 shares of common stock as of March 25, 2005. For each named person, the percentage ownership includes stock that the person has the right to acquire within 60 days after March 25, 2005, as described in Footnote 1, including common stock issuable upon conversion of our 6% convertible preferred stock and the exercise of options and warrants. However, such shares shall not be deemed outstanding with respect to the calculation of ownership percentage for any other person. In some cases, beneficial ownership calculations for five percent or greater stockholders are based solely on publicly-filed Schedule 13D’s or 13G’s, which five percent or greater stockholders are required to file with the SEC, and which generally set forth ownership interests as of December 31, 2004.
(3)	Based on a Schedule 13G/A filed by Federated Investors, Inc., Voting Shares Irrevocable Trust, John F. Donahue, Rhodora J. Donahue and J. Christopher J. Donahue on February 14, 2005. Federated Investors, Inc. (the “Parent”) has reported that it is the parent holding company of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp. (the “Investment Advisers”), which act as investment advisers to registered investment companies and separate accounts that own shares of the Company’s common stock. The Investment Advisers are wholly owned subsidiaries of FII Holdings, Inc., which is wholly owned subsidiary of Federated Investors, Inc., the Parent. All of the Parent’s outstanding voting stock is held in the Voting Shares Irrevocable Trust (the “Trust”) for which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees (collectively, the “Trustees”). The Trustees have reported that they share collective voting control over the Parent. The Parent, the Trust, and each of the Trustees expressly disclaim beneficial ownership of these shares.
(4)	Includes 193,447 shares of common stock held by ARCH Venture Fund II, L.P.; 1,140,487 shares of common stock held by ARCH Venture Fund III, L.P.; 1,428 shares of common stock and 1,339 shares of convertible preferred stock (convertible into 5,698 shares of common stock) held by ARCH V Entrepreneurs Fund, L.P., 349,508 shares of common stock and 198,661 shares of convertible preferred stock (convertible into 845,362 shares of common stock) held by ARCH Venture Fund V, L.P. and 369,401 shares of common stock held by Healthcare Focus Fund, L.P. Mr. Nelsen is a managing director of ARCH Venture Partners VI, LLC, which is the general partner of ARCH Venture Partners VI, LLC, which is the general partner of ARCH Venture Fund V, L.P., ARCH V Entrepreneurs Fund, L.P. and Healthcare Focus Fund, L.P. Mr. Nelsen is a managing director of ARCH Venture Partners, LLC, which is the general partner of ARCH Venture Fund III, L.P. Mr. Nelsen is a managing director of ARCH Venture Corporation, which is the general partner of ARCH Venture Partners, L.P., which is the general partner of ARCH Management Partners II, L.P., the general partner of ARCH Venture Fund II, L.P. Mr. Nelsen shares voting and dispositive power with respect to the shares held by each of these entities and disclaims beneficial ownership of the shares in which he has no pecuniary interest.
(5)	Based on a Schedule 13G filed by Austin W. Marxe and David M. Greenhouse on February 11, 2005. Messrs. Marxe and Greenhouse have reported that they are the controlling principals of AWM Investment Company, Inc. (“AWM”), the general partner of and investment adviser to Special Situations Cayman Fund, L.P. (“Cayman”). AWM also serves as the general partner of MGP Advisers Limited Partnership, the general partner of and investment adviser to Special Situations Fund III, L.P. (“SSF3”). Includes 511,502 shares of common stock held by Cayman and 1,520,124 shares of common stock held by SSF3.
(6)	Includes 433,000 shares of convertible preferred stock (convertible into 1,842,545 shares of common stock).
(7)

Includes 1,117,439 shares of common stock and 97,766 shares of convertible preferred stock (convertible into 416,023 shares of common stock) held by Alta California Partners, L.P.; 24,961 shares of common stock and 2,234 shares of convertible preferred stock (convertible into 9,506 shares of common stock) held by Alta Embarcadero Partners, LLC; and 5,454 shares of common stock issuable upon the exercise of immediately exercisable options held by Dr. Deleage. Dr. Deleage is a general partner of Alta California Management Partners, L.P. (which is the general partner of Alta California Partners, L.P.), and a member of Alta Embarcadero Partners, LLC, shares voting and dispositive power with respect to the shares held by each of these entities and disclaims beneficial ownership of the shares in which he has no pecuniary interest.
(8)	Includes 87,844 shares of common stock held by MPM BioVentures II, L.P. (“BV II”); 795,030 shares of common stock held by MPM BioVentures II-QP, L.P. (“BV QP”); 279,889 shares of common stock held by MPM BioVentures GmbH & Co. Parallel Beteiligungs KG (“BV KG”) and 18,302 shares of common stock held by MPM Asset Management 2000B LLC (“AM LLC”). MPM Asset Management II LLC is a general partner of BV II, BV QP and BV KG as well as a member of AM LLC.
(9)	Mr. Wertheimer is the managing director of W Capital Partners Ironworks, L.P. and shares voting and dispositive power with respect to this partnership. Mr. Wertheimer disclaims beneficial ownership of the shares in which he has no pecuniary interest.
(10)	Includes 403,667 shares of common stock, 8,631 of which are subject to repurchase, 38,358 shares of common stock held by the Irrevocable Intervivos Trust Agreement of Ronald J. Berenson and Cheryl L. Berenson. Also includes 56,717 shares of common stock issuable upon exercise of options exercisable within 60 days of March 25, 2005.
(11)	Includes 84,630 shares of common stock issuable upon exercise of options exercisable within 60 days of March 25, 2005.
(12)	Includes 416 shares of common stock issuable upon exercise of options exercisable within 60 days of March 25, 2005.
(13)	Includes 43,911 shares of common stock issuable upon exercise of options exercisable within 60 days of March 25, 2005.
(14)	Includes 26,785 shares of common stock issuable upon exercise of options exercisable within 60 days of March 25, 2005.
(15)	Includes 36,239 shares of common stock issuable upon exercise of options exercisable within 60 days of March 25, 2005.
(16)	Includes 11,944 shares of common stock issuable upon exercise of options exercisable within 60 days of March 25, 2005. A portion of Dr. Henney’s option is subject to shareholder approval and is not exercisable until such approval.
(17)	Includes 5,454 shares of common stock issuable upon exercise of options exercisable within 60 days of March 25, 2005.
(18)	Includes 3,333 shares of common stock issuable upon exercise of options exercisable within 60 days of March 25, 2004. A portion of Mr. Spiegelman’s option is subject to stockholder approval and is not exercisable until such approval.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2004, there has not been any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $60,000 and in which any of our directors or executive officers, any holder of more than 5% of any class of our voting securities or any member of the immediate family of any of these persons had or will have a direct or indirect material interest, other than the compensation arrangements described in “Executive Compensation” below and the transactions described below.

We believe that we have executed all of the transactions described below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by our audit committee or a majority of our Board of Directors, including a majority of the independent and disinterested members of our Board of Directors.

In October 2003, we issued and sold convertible promissory notes in an aggregate amount of approximately $12.7 million to investors, including, but not limited to, Alta Partners, ARCH Venture Partners, MPM Capital, The Sprout Group, Vector Partners, Vulcan Ventures and W Capital Partners Ironworks. These convertible promissory notes were converted into approximately 1,357,357 shares of our common stock upon completion of our initial public offering in March 2004.

The following table summarizes the number of shares of common stock issued upon conversion of the promissory notes described in the preceding paragraph and upon exercise of warrants granted to 5% stockholders, directors, executive officers and entities affiliated with our executive officers and directors upon completion of our initial public offering in March 2004:

Investor(1)	Shares of common stock issued upon conversion of promissory notes	Shares of common stock issued upon exercise of warrants
Alta Partners(2)	133,397	44,807
ARCH Venture Partners(3)	354,837	224,931
W Capital Partners Ironworks, L.P.(4)	106,632	34,271

(1)	See “Security Ownership by certain Beneficial Holders” for more details on shares held by these purchasers.
(2)	Dr. Deleage is managing director of Alta Partners.
(3)	Mr. Nelsen is a managing director of entities affiliated with ARCH Venture Partners.
(4)	Mr. Wertheimer is a managing director of W Capital Partners.

We have entered into indemnification agreements with our officers and directors containing provisions which require us, among other things, to indemnify our officers and directors against liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful and other misconduct) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

We maintain key person life insurance, under which we are the beneficiary, on Dr. Berenson in the amount of $2 million.

Dr. Frohlich’s employment agreement, dated August 27, 2001, provides that we will forgive over four years from the date of the agreement a $50,000 home loan we made to him in connection with commencement of his employment. This loan bears interest at a rate of 8.24% per year and, as of December 31, 2004, $14,000 on principal and no accrued but unpaid interest remained outstanding. The greatest amount outstanding on this loan in 2004 was $24,000.

Pursuant to a clinical trial agreement dated November 25, 2003, as amended, James R. Berenson, M.D., a brother of our President and Chief Executive Officer, has acted as and will continue to act as a principal investigator for some of our clinical trials run by a site management organization called Oncotherapeutics.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during 2004, such SEC filing requirements were satisfied, except for one late filing made by Lawrence Romel who inadvertently filed a late Form 4 reporting a stock option grant

EXECUTIVE COMPENSATION

The following table summarizes the compensation paid to, awarded to or earned during the years ended December 31, 2002, 2003 and 2004 by our Chief Executive Officer and each of our four other most highly compensated executive officers whose total salary and bonus exceeded $100,000 for services rendered to us in all capacities during the years ended December 31, 2002, 2003 and 2004. The executive officers listed in the table below are referred to in this proxy statement as our named executive officers.

Summary Compensation Table

Name and principal position(s)	Year	Annual compensation			Long-term compensation	All other compensation(1)
		Salary	Bonus		Securities underlying options
Ronald J. Berenson, M.D. President and Chief Executive Officer	2004 2003 2002	$270,670 249,714 239,276	$75,000 35,000 25,051		145,000 45,453 45,454	$432 286 595

Stewart Craig, Ph.D. Chief Operating Officer and Vice President	2004 2003 2002	229,980 215,176 205,714	— — 51		60,000 18,181 36,363	418 284 527

Robert Kirkman, M.D. Chief Business Officer and Vice President	2004 2003 2002	218,784 — —	85,000 — —	(2)	152,726 — —	398 284 527

Mark Frohlich, M.D. Medical Director and Vice President	2004 2003 2002	198,633 181,759 172,183	17,966 17,447 16,043		35,000 36,363 29,090	632 513 534

Kathi L. Cordova, C.P.A. Senior Vice President of Finance and Treasurer	2004 2003 2002	172,255 150,547 139,588	— — —		40,000 18,181 14,545	377 286 391

(1)	Other compensation consists of the payment of insurance premiums for group term life benefits.
(2)	Dr. Kirkman joined the Company in January 2004. In connection with his hire, Dr. Kirkman received a signing bonus of $85,000.

In December 2004, the compensation committee of our Board of Directors approved salary increases for the named executive officers, where 50% of such increase was retroactive to September 1, 2004 and 50% of such increase was effective March 1, 2005, with the exception of Dr. Berenson who received 100% of his increase retroactive to September 1, 2004. As of March 1, 2005, the new salary for each of the named executive officers was: Dr. Berenson: $300,000; Dr. Craig: $263,967; Dr. Kirkman: $249,600; Dr. Frohlich: $223,865; and Ms. Cordova: $206,242. In addition, in December 2004, the compensation committee approved a one-time year-end bonus for Dr. Berenson in the amount of $75,000.

Options Granted In Last Fiscal Year

The following table shows the options granted to the named executive officers during fiscal year 2004 and the potential realizable value of those grants (on a pre-tax basis) determined in accordance with SEC rules. The information in this table shows how much the named executive officers may eventually realize in future dollars under three hypothetical situations: if the price of the common stock increases 0%, 5% or 10% in value per year, compounded over the life of the options. These amounts represent assumed rates of appreciation, and are not intended to forecast future appreciation of the common stock. Actual gains, if any, on stock option exercises depend on the future performance of our common stock and overall stock market conditions.

Named executive officer	Number of securities underlying options granted		Percentage of total options granted to employees(3)	Exercise price per share(4)	Expiration date	Potential realizable value at assumed annual rates of stock appreciation for option term
						0%		5%	10%
Ronald J. Berenson, M.D.	45,000 100,000	(1) (2)	18.7%	$6.54 2.14	04/06/14 12/09/14	$	— —	185,084 134,583	469,038 341,061

Stewart Craig, Ph.D.	20,000 40,000	(1) (2)	7.7%	6.54 2.14	04/06/14 12/09/14		— —	82,259 53,833	208,462 136,424

Robert Kirkman, M.D.	72,726 40,000 40,000	(1) (1) (2)	19.7%	5.50 6.54 2.14	01/22/14 04/06/14 12/09/14		181,815 — —	547,711 164,519 53,833	1,109,067 416,923 136,424

Mark Frohlich, M.D.	15,000 20,000	(1) (2)	4.5%	6.54 2.14	04/06/14 12/09/14		— —	61,695 26,917	156,346 68,212

Kathi L. Cordova, C.P.A.	20,000 20,000	(1) (2)	5.1%	6.54 2.14	04/06/14 12/09/14		— —	82,259 26,917	208,462 68,212

(1)	These options were granted under our 1996 Stock Option Plan and vest over a four-year period.
(2)	These options were granted under our 2003 Stock Plan and vest over a four-year period.
(3)	Each option represents the right to purchase one share of our common stock. The options generally vest over four years. The percentage of options is based upon an aggregate of 777,229 options granted during fiscal year 2004 to employees, including the named executive officers.
(4)	The exercise price for options other than the grant made on January 22, 2004 is equal to the closing sale price per share on the Nasdaq National Market on the day immediately prior to the date of grant. The exercise price for the option granted on January 22, 2004 was equal to the fair market value on the date of grant as determined by our Board of Directors. The Company recognized a cheap stock compensation charge of $732,000 in January 2004 in connection with Dr. Kirkman’s January 22, 2004 option grant.

In January 2005, the Board of Directors approved additional option grants to the named executive officers in connection with their 2004 compensation review, which vest upon the meeting of certain Company milestones, provided that 100% of such options vest upon the four-year anniversary of the date of grant if such milestones are not earlier met. Each of the named executive officers received options with such vesting parameters in the following amounts: Dr. Berenson: 100,000 shares; Dr. Craig: 40,000 shares; Dr. Kirkman: 40,000 shares; Dr. Frohlich: 20,000 shares; and Ms. Cordova: 20,000 shares.

Aggregated Option Exercises And Option Values Table

The following table shows information concerning the exercise of stock options by each of the named executive officers during fiscal 2004, and the value of all remaining exercisable and unexercisable options at December 31, 2004, on a pre-tax basis.

Aggregated Option Exercises In Last Fiscal Year

And Fiscal Year-End Option Values

Named executive officer	Shares acquired upon exercise	Value realized		Number of securities underlying unexercised options at December 31, 2004		Value of unexercised in-the-money options at December 31, 2004
				Exercisable	Unexercisable	Exercisable	Unexercisable
Ronald J. Berenson, M.D.	27,272	$147,855	(1)	37,058	198,849	$—	62,000
Stewart Craig, Ph.D.	—	—		73,874	86,123	72,053	24,800
Mark Frohlich, M.D.	—	—		33,815	73,910	—	12,400
Kathi L. Cordova, C.P.A.	—	—		20,240	57,031	8,370	12,400
Robert L. Kirkman, M.D.	—	—		5,333	147,393	—	24,800

(1)	Based on the closing sale price of the common stock as reported on the Nasdaq National Market at April 7, 2004, the exercise date, less the exercise price, multiplied by the number of shares underlying the option.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. Such agreements require us, among other things, to indemnify our officers and directors, other than for liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceedings against them as to which they could be indemnified.

Change of Control Arrangements

Pursuant to our 2003 Stock Plan, if our outstanding stock options are assumed or replaced by a successor corporation in a change of control, 25% of the shares subject to the option granted to the optionholder under the plan will become immediately vested and exercisable, and if such outstanding stock options are not assumed or replaced by the successor corporation in a change of control, 100% of the shares subject to the option granted the optionholder under the plan will become immediately vested and exercisable. In the event the employment of an optionholder is terminated following a change of control of the Company during the first twelve months of his or her employment, 25% of the shares subject to the option granted to the optionholder under such plan will become immediately vested.

Pursuant to our Directors’ Plan, regardless of whether our outstanding stock options are assumed, replaced or terminated by a successor corporation in a change of control, 100% of the shares subject to the option granted to the optionholder under the plan will become vested and exercisable immediately prior to the consummation of the change of control transaction.

Pursuant to our Amended and Restated 1996 Stock Plan, if our outstanding stock options are assumed or replaced by a successor corporation in a change of control, 25% of the shares subject to the option granted to the optionholder under the plan will become immediately vested and exercisable, and if such outstanding stock options are not assumed or replaced by the successor corporation in a change of control, 100% of the shares subject to the option granted the optionholder under the plan will become immediately vested and exercisable.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following is a report of the compensation committee of the Board of Directors describing the compensation policies applicable to our executive officers during the fiscal year ended December 31, 2004. Our Board of Directors has determined that all members of the compensation committee are independent directors under the rules of the Nasdaq Stock Market. The compensation committee is responsible for establishing and monitoring our general compensation policies and compensation plans, as well as the specific compensation levels for executive officers. It also approves grants of options under our Amended and Restated 1996 Stock Option Plan and our 2003 Stock Plan. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

General Compensation Policy

Under the supervision of the Board of Directors, our compensation policy is designed to attract and retain qualified key executives critical to our growth and long-term success. It is the objective of the Board of Directors to have a portion of each executive’s compensation contingent upon our performance as well as upon the individual’s personal performance. Accordingly, each executive officer’s compensation package is comprised of three elements: (i) base salary that reflects individual performance, expertise and industry standards, (ii) discretionary year-end bonus awards payable in cash and tied to the achievement of certain individual and corporate performance goals that the Board of Directors establishes from time to time and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and our stockholders.

The summary below describes in more detail the factors that the compensation committee considers in establishing each of the three primary components of the compensation package provided to the executive officers.

Base Salary

The level of base salary is established primarily on the basis of the individual’s qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at similar companies and the incentives necessary to attract and retain qualified management. Base salary is adjusted each year to take into account the individual’s performance and to maintain a competitive salary structure. In 2004, the compensation committee used publicly available compensation survey reports, which detailed average salary and bonus ranges for executive officers at similarly sized biotechnology companies, as well as salary and bonus information for executive officers available through public filings with the SEC for public biotechnology companies that were deemed comparable to us based on location in the Seattle metropolitan area and/or on similar market capitalization values. Using such comparables, the compensation committee evaluated the range of salary and bonuses for our executive officers using ranges within in the 35th to 50th percentiles as reported in the survey and filings.

Cash-Based Incentive Compensation

Discretionary year-end cash bonuses are awarded to certain executive officers on the basis of their individual performance and the Company’s achievement of company-wide goals, such as product development milestones, clinical trial progress and collaboration objectives.

Long-Term Incentive Compensation

We have utilized our Amended and Restated 1996 Stock Option Plan and 2003 Stock Plan to provide executives and other employees with incentives to maximize long-term stockholder values. Awards under this plan by the Board of Directors take the form of stock options designed to give the recipient a significant equity stake and thereby closely align his or her interests with those of our stockholders. Factors considered in making such awards include the individual’s position, his or her performance and responsibilities, and internal comparability considerations.

Each option grant allows the executive officer to acquire shares of common stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to ten years). The options typically vest in periodic installments over a four-year period, contingent upon the executive officer’s continued employment with us. Accordingly, the option will provide a return to the executive officer only if he or she remains in our service, and then only if the market price of our common stock appreciates over the option term. In addition, the compensation granted additional options to the Company’s executive management team which vest upon the earlier of the four-year anniversary or the achievement of certain corporate milestones

The compensation packages reviewed and approved by the compensation committee in fiscal year 2004 reflected a positive year for the Company with many achievements of important corporate objectives. Particular corporate milestones included the completion of two significant public financings, advancements in Company’s clinical trials for three disease indications, material preparations towards the potential start of the Company’s Phase II/III clinical trial clinical trial, and substantial progress towards construction of the Company’s manufacturing facility in Bothell, Washington. The Company did not fail to achieve any particular corporate milestone set forth by the Board of Directors in the previous fiscal year. In addition, the overall compensation increases reflected the Company’s objective to maintain a competitive salary, bonus and equity compensation structure. Based on factors described above in “Base Salaries,” the compensation committee determined that compensation increases were required in order to maintain the Company’s compensation packages in the 35th to 50th percentile of compensation at other comparable companies, which the committee determined was necessary to retain and attract executive officers.

Compensation of The Chief Executive Officer

Dr. Berenson, who has served as our Chief Executive Officer since the Company’s inception, had a salary during fiscal 2004 of $270,670, which reflected a 8% increase over his base salary in fiscal 2003. His bonus for the fiscal year was $75,000, which was higher than his $35,000 bonus for fiscal year 2003. In addition, he was granted options to purchase a total of 145,000 shares of the Company’s common stock in 2004. The factors discussed above in “Base Salaries,” “Cash-Based Incentive Compensation,” and “Long-Term Incentive Compensation” were also used in establishing the amount of Dr. Berenson’s salary and stock option grants. Significant factors in establishing Dr. Berenson’s compensation were his contributions toward achievement of the Company’s operating and financial goals including the completion of two significant public financings, advancements in Company’s clinical trials for three disease indications, material preparations towards the potential start of the Company’s Phase II/III clinical trial, and substantial progress towards construction of the Company’s manufacturing facility in Bothell, Washington.

Deductibility of Executive Compensation

The compensation committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the “performance-based” exception to Section 162(m). As the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the committee believes that options granted under the Company’s Amended and Restated 1996 Stock Option Plan and 2003 Stock Plan to such officers will meet the requirements for qualifying as performance-based, the committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers through the end of 2004. It is the compensation committee’s policy to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that is not deductible.

COMPENSATION COMMITTEE

Robert T. Nelsen, Daniel K. Spiegelman, Peter Langecker

REPORT OF THE AUDIT COMMITTEE

Under the guidance of a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A, the purpose of the audit committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the audit committee include appointing and providing for the compensation of the independent accountants. Each of the members of the audit committee meets the independence requirements of Nasdaq.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the audit committee:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended 2004 with the Company’s management and the independent accountants;

•	discussed with Ernst & Young, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•	reviewed the written disclosures and the letter from Ernst & Young LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by Ernst & Young LLP are compatible with maintaining their independence;

•	based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2004 Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the Securities and Exchange Commission; and

•	instructed the independent registered public accounting firm that the audit committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE

Daniel K. Spiegelman, Jean Deleage, Stephen Wertheimer

Principal Accountant Fees and Services

The audit committee has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2005.

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young for fiscal 2004 and 2003.

	2004	2003
Audit Fees(1)	$293,070	$590,150
Audit-Related Fees	—	—
Tax Fees(2)	8,500	8,295
All Other Fees(3)	2,500	—

Total	$304,070	$598,445

(1)	Audit fees represent fees for professional services provided in connection with the audit of the Company’s annual financial statements and reviews of the Company’s quarterly reports on Form 10-Q, in addition to the review of the Company’s two Form S-1 registration statements, preparation of comfort letters associated with the Company’s public offerings and related services that are normally provided in connection with regulatory filings.
(2)	Tax fees represent tax compliance fees.
(3)	All other fees represent an annual online research subscription to Ernst & Young Online and a one-time consultation fee related to Sarbanes-Oxley Section 404 compliance.

Audit Committee Pre-Approval Procedures

The audit committee has delegated to the Chairman of the audit committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Company’s independent registered public accounting firm and associated fees, provided that the Chairman shall report any decision to pre-approve such audit-related or non-audit services and fees to the full audit committee at its next regular meeting.

Annual Independence Determination

The audit committee considered whether the provision of nonaudit services is compatible with the principal accountants’ independence and concluded that the provision of nonaudit services has been compatible with maintaining the independence of the Company’s external auditors. The audit committee has authorized the Company’s external auditors to provide tax services for the Company for 2005.

PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return data for the Company’s common stock since March 16, 2004 (the date on which the Company’s common stock was first registered under Section 12 of the Exchange Act) to the cumulative return over such period of (1) The Nasdaq Stock Market Composite Index, and (2) the RDG Microcap Biotechnology Index. The graph assumes that $100 was invested on the date on which the Company completed the initial public offering of its common stock, in the common stock and in each of the comparative indices. The graph further assumes that such amount was initially invested in the common stock of the Company at the price to which such stock was first offered to the public by the Company on the date of its initial public offering, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

PROPOSAL 1—ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote on the election of two Class I directors to serve for a three-year term until the annual meeting of stockholders in 2008 and until their successors are elected and qualified. The Board of Directors has unanimously nominated Dr. Robert Williams and Dr. Peter Langecker for re-election to the Board of Directors as Class I directors. The nominees have indicated that they are willing and able to serve as directors. If Dr. Williams or Dr. Langecker becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The proxies being solicited will be voted for no more than two nominees at the Annual Meeting. The Class I Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

The Board of Directors recommends a vote “for” the election of Dr. Peter Langecker and Dr. Robert Williams as Class I directors.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of Dr. Peter Langecker and Dr. Robert Williams.

PROPOSAL 2—APPROVAL OF AMENDMENT OF THE 2003 STOCK PLAN

At the Annual Meeting, the stockholders of the Company will be asked to approve the amendment of the 2003 Stock Plan (the “2003 Plan”) as follows:

•	to increase the number of shares of common stock issuable under the 2003 Plan by an additional 600,000 shares, to an aggregate of 1,345,453 shares;

•	for purposes of Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”); and

•	to expand the types of awards that the Company may grant to eligible service providers under the 2003 Plan to include restricted stock grants, restricted stock units, stock appreciation rights and other similar types of awards under which recipients are not required to pay any purchase or exercise price.

The 2003 Plan was adopted by the Board of Directors in September 2003 and it became effective on March 2004 after approval of the stockholders. In January 2005, the Board approved an amendment of the 2003 Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the 2003 Plan by 400,000 shares, to a total of 1,145,453 shares. In March 2005, the Board approved another amendment of the 2003 Plan, subject to the stockholder approval, to increase the number of shares of common stock authorized for issuance under the 2003 Plan by an additional 200,000 shares, to a total of 1,345,453 shares, and to allow for the issuance of restricted stock and stock awards under the 2003 Plan. The Board of Directors adopted this amendment because it believes that:

•	additional shares are necessary to attract new employees and executives;

•	additional shares are needed to further the goal of retaining and motivating existing personnel;

•	the issuance of options to our employees is an integral component of the Company’s compensation policy and;

•	the ability of the Board to issue restricted stock and stock awards adds additional flexibility to meeting the goals set forth above.

As of April 1, 2005, awards (net of canceled awards) covering an aggregate of 1,005,723 shares of common stock had been granted under the 2003 Plan. 339,730 shares of common stock (plus any shares that might in the future be returned to the 2003 Plan as a result of cancellations or expiration of awards) remained available for future grant under the 2003 Plan. As of April 1, 2005, 260,270 shares of common stock have been granted under the 2003 Plan subject to stockholder approval of the increase in shares of common stock authorized for issuance under the 2003 Plan and are not exercisable until such approval is obtained.

Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote “against” the proposal.

Background on Section 162(m) Approval

We are asking our stockholders to approve the material terms of the 2003 Plan to preserve corporate income tax deductions that may become available to us pursuant to Section 162(m). We are asking the stockholders for this approval so that we may deduct for federal income tax purposes compensation in excess of $1.0 million that may be paid to certain executive officers in any single year. Compensation includes cash compensation and income arising from the exercise of non-statutory stock options, as a result of the grant or vesting of other types of equity awards, and from disqualifying dispositions of incentive stock options.

Pursuant to Section 162(m), we generally may not deduct for federal income tax purposes compensation paid to certain executive officers to the extent that any of these persons receive more than $1.0 million in compensation in any single year. However, if the compensation qualifies as “performance-based” for Section 162(m) purposes, we may deduct it for federal income tax purposes even if it exceeds $1.0 million in a single year. Awards under the 2003 Plan are generally designed to qualify as “performance-based” compensation within the meaning of Section 162(m). For these Awards to continue to qualify as “performance-based” compensation under Section 162(m), our stockholders must approve the material terms of the 2003 Plan at the Annual Meeting. One of the material terms of the 2003 Plan is that the maximum number of shares that may be granted subject to Awards under the 2003 Plan to any employee during any single fiscal year is 1,000,000 shares. This limit is included in the 2003 Plan specifically for purposes of Section 162(m).

Additional requirements apply to certain forms of compensation, such as stock awards in order for them to qualify as performance-based compensation, including a requirement that payment of the value of such Awards be contingent upon achievement of performance goals that are established in a manner specified in the Code. The 2003 Plan permits the Company to issue awards incorporating such performance objectives and provides that these performance objectives (“Qualifying Performance Criteria”) may be based upon: (1) cash flow, (2) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings), (3) earnings per share, (4) growth in earnings or earnings per share, (5) stock price, (6) return on equity or average shareholders’ equity, (7) total shareholder return, (8) return on capital, (9) return on assets or net assets, (10) return on investment, (11) revenue, (12) income or net income, (13) operating income or net operating income, (14) operating profit or net operating profit, (15) operating margin, (16) return on operating revenue, (17) market share, (18) contract awards or backlog, (19) overhead or other expense reduction, (20) growth in shareholder value relative to the moving average of the S&P 500 Index or the Company’s peer group index, (21) credit rating, (22) strategic plan development and implementation, (23) improvement in workforce diversity, and (24) such other similar criteria as may be determined by the Administrator. To the extent that the Administrator determines that an award will be granted subject to Qualifying Performance Criteria, such criteria will be specified with respect to a particular award by our compensation committee in a manner designed to comply with Section 162(m). These criteria may be applied to the Company as a whole or to a business unit, affiliate or business segment, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis, or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator in the award agreement. The Company generally attempts to ensure that any Awards under the 2003 Plan meet the standards of Section 162(m) but may not do so in every instance. Stockholder approval of the 2003 Plan pursuant to this proposal will constitute stockholder approval of the share limitations for Section 162(m) purposes.

If stockholder approval of this proposal is not obtained, we will not make any further grants under the 2003 Plan to our Chief Executive Officer and our named executive officers, or their successors, until such time, if any, as stockholder approval of a subsequent similar proposal is obtained, and any 2003 Plan grants made to individuals who subsequently become named executive officers shall automatically terminate upon their becoming named executive officers.

Background on Proposal to Expand Types of Awards

Currently, the 2003 Plan provides for the granting of stock options and stock purchase rights to eligible participants. In light of the changing pressures affecting executive and employee compensation as a result of the recent stock market turbulence as well as increased focus on corporate governance matters generally and because of the anticipated effectiveness of Financial Accounting Standards 123R imposing significant changes on the way in which equity compensation paid to employees is accounted for, our Board believes it is appropriate for us to have increased flexibility as to the types of equity compensation awards the Board may grant to employees and other eligible plan participants.

Specifically, our Board has determined that the Company would be better positioned to attract and retain qualified officers, employees, consultants and directors if we had the ability, in addition to being able to grant stock options and rights to purchase shares of our common stock, to grant stock awards in the form of restricted stock, restricted stock units, stock appreciation rights, and other similar types of stock awards pursuant to which the recipient is not required to make any payment to the Company upon issuance of the shares underlying the award. These awards may or may not be granted subject to vesting or other forfeiture conditions.

General Plan Background

As of April 1, 2005, awards (net of expired or canceled awards) covering an aggregate of 1,005,723 shares of common stock had been granted under the 2003 Plan. 339,730 shares of common stock (plus any shares that might in the future be returned to the 2003 Plan as a result of cancellations or expiration of awards or as a result of being retained by the Company to pay the exercise or purchase price or withholding taxes due upon exercise or purchase of awards plus shares added to the 2003 Plan based on an annual automatic increase equal to the lesser of 109,090 shares of common stock, 4% of the shares of common stock outstanding on the last day of the immediately preceding fiscal year and a lesser number determined by the Board) remain available for future grant under the 2003 Plan.

Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote “against” the proposal.

The Board of Directors recommends a vote “for” the approval of the amendment of the 2003 Plan.

Vote Required

Approval of the 2003 Plan requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to be voted on the proposal at the Annual Meeting.

Summary of the 2003 Plan

A copy of the 2003 Plan has been filed with the SEC as an appendix to the electronic version of this proxy statement filed via EDGAR, and is available on the SEC’s website (http://www.sec.gov). The following description of the 2003 Plan is a summary and so is qualified by reference to the complete text of the 2003 Plan.

General

The purpose of the 2003 Plan is to enhance the long-term stockholders’ value of the Company by offering incentives to attract and retain the best available personnel for positions of substantial responsibility and by providing additional incentive to employees and consultants to promote the success of the Company’s business. Stock options, stock purchase rights and, subject to stockholder approval, restricted stock, restricted stock units, stock appreciation rights and other similar types of stock awards may be granted under the 2003 Plan (each an “Award”). Options granted under the 2003 Plan may be either “incentive stock options,” as defined in section 422 of the Code, or non-statutory stock options.

Administration. The 2003 Plan will be administered by the compensation committee of the Board of Directors. The compensation committee has delegated to the stock option committee (the compensation committee or the stock option committee, as applicable, the “Administrator”) the authority to grant Awards to non-executive level employees in accordance with guidelines established by the Board of Directors.

Eligibility. Non-statutory stock options and stock awards may be granted under the 2003 Plan to employees, directors and consultants of the Company, its affiliates and subsidiaries. Incentive stock options may be granted only to employees of the Company or its subsidiaries. The Administrator, in its discretion, approves options and stock awards to be granted under the 2003 Plan. The Company intends the 2003 Plan to be a broad-based employee plan. As of April 1, 2005, the Company had approximately 95 employees and consultants and seven (7) non-employee directors who would be eligible to participate in the 2003 Plan.

As of April 1, 2005, no shares had been issued upon exercise of options granted under the 2003 Plan, options to purchase 1,005,723 shares were outstanding and 339,730 shares remained available for future grant. The following table sets forth information with respect to the stock options granted to the named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees and consultants (including all current officers who are not executive officers) as a group under the 2003 Plan as of April 1, 2005.

Name	Number of shares subject to options granted under the 2003 Plan	Weighted average exercise price per share
Ronald J. Berenson, M.D.	200,000	$2.22
Stewart Craig, Ph.D.	80,000	$2.22
Robert Kirkman, M.D.	80,000	$2.22
Mark Frohlich, M.D.	40,000	$2.22
Kathi L. Cordova, C.P.A.	40,000	$2.22
All current executive officers as a group (8 persons)	555,000	$2.34

All directors who are not executive officers (7 persons)	200,000	$1.50

All employees and consultants (including all current officers who are not executive officers) as a group (120 persons)	805,723	$2.35

Nontransferability of Awards. Unless otherwise determined by the Administrator, options and stock awards granted under the 2003 Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the lifetime of the holder of the option or stock award only by the holder.

Stock Options

Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company’s common stock on the date of grant of such option, and the exercise price of an incentive stock option to an employee who is also a 10% stockholder must have an exercise price at least equal to 110% of the fair market value of the Company’s common stock on the date of grant of such option. The exercise price of a non-statutory stock option is as determined by the Administrator provided that if the optionee is, at the time of the grant of a non-statutory stock option, a Named Executive of the Company or an individual whom the Administrator reasonably believes may become a Named Executive Officer, then the exercise price may not be less than 100% of the fair market value of the Company’s common stock on the date of grant of such option if such option is intended to qualify as performance-based compensation under Section 162(m). The Company may grant options with exercise prices equal to less than 100% of the fair market value of the Company’s common stock on the date of grant in connection with an acquisition by the Company of another company. The fair market value of the Company’s common stock is generally the closing sales price as quoted on the Nasdaq National Market on the date immediately prior to the date of grant. As of April 25, 2005, the closing price of our common stock was $0.93 per share.

Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The 2003 Plan permits payment to be made by cash, check, cancellation of indebtedness, other shares of common stock of the Company (with some restrictions), broker assisted same day sale or full recourse promissory note.

Term of Option. The term of an option may be no more than ten years from the date of grant; provided that the term of an incentive stock option may not be more than five years from the date of grant for an optionee who is also a 10% stockholder. No option may be exercised after the expiration of its term.

Termination of Options. Generally, if an optionee’s services to the Company as an employee, consultant or director terminate other than for death, disability or cause, vested options will remain exercisable for a period of three months following the optionee’s termination. Unless otherwise provided for in the option agreement, if an optionee becomes totally and permanently disabled while an employee, consultant or director, the optionee’s vested options shall be exercisable for twelve months following the optionee’s termination as a result of disability, or if earlier, the expiration of the term of such option. Unless otherwise provided for in the option agreement, if an optionee dies during optionee’s employment with the Company or within 30 days following termination of optionee’s employment, optionee’s vested options shall be exercisable for 12 months following the optionee’s death, or if earlier, the expiration of the term of such option. Unless otherwise provided for in the option agreement, generally, in the event of termination of an optionee’s employment for cause, all of optionee’s options will immediately terminate upon optionee’s receipt of notice of termination of employment. In addition, unless prohibited by law, in the event of optionee’s termination of employment for cause, the Company shall have the right to purchase vested shares of common stock acquired upon exercise of an option at the lesser of optionee’s original exercise price for the shares or the fair market value of the shares at the time of repurchase.

Stock Awards

Stock awards may be stock grants, stock purchase rights, stock units or stock appreciation rights. Stock grants are awards of a specific number of shares of the Company’s common stock. Stock purchase rights are rights to purchase the Company’s common stock. Stock units represent a promise to deliver shares of the Company’s common stock, or an amount of cash or property equal to the value of the underlying shares, at a future date. Stock appreciation rights are rights to receive cash and/or shares of the Company’s common stock based on a change in the fair market value of a specific number of shares of the Company’s common stock. Each stock award is evidenced by a stock award agreement between the Company and the participant. The 2003 Plan allows the Administrator broad discretion to determine the terms of individual awards, including the number of shares that such participant shall be entitled to purchase and the price to be paid. Each stock award agreement will contain provisions regarding (i) the number of shares subject to such stock award or a formula for determining such number, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the performance criteria, if any, and level of achievement versus these criteria that will determine the number of shares granted, issued, retainable and vested, as applicable, (iv) such terms and conditions on the grant, issuance, vesting and forfeiture of the shares, as applicable, as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the stock award, and (vi) such further terms and conditions, in each case not inconsistent with the 2003 Plan, as may be determined from time to time by the Administrator. Shares may be granted under the 2003 Plan as stock awards without requiring the participant to pay the Company an amount equal to the fair market value of the Company’s common stock as of the Award grant date in order to acquire the Award shares.

Adjustments on Changes in Capitalization, Merger or Change of Control

In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change to the capital structure of the Company without receipt of consideration by the Company, appropriate adjustments will be made to (i) the number of shares subject to the 2003 Plan, including the automatic annual increases, (ii) the number of shares that may be awarded to any individual under the 2003 Plan, and (iii) the exercise price and number of shares under each outstanding Award. Any such adjustments shall be made by the Administrator, and the decision of the Administrator shall be final, binding and conclusive.

If the Company sells all or substantially all of its assets or if the Company is acquired by another corporation, each outstanding Award may be assumed or an equivalent award may be substituted by the successor corporation. If the successor does assume or substitute the outstanding Awards, the lesser of 25% of the shares initially subject to the Award or the remaining unvested shares subject to an Award will vest and become exercisable immediately prior to the closing of the transaction, and any repurchase right of the Company with respect to shares issued upon exercise of an Award shall lapse as to the lesser of 25% of the shares initially subject to the Company repurchase right or the remaining shares subject to the Company repurchase right. In addition, if a holder is “involuntarily terminated” within one year after the closing and holds an Award that is assumed or substituted by a successor corporation in a change of control, the lesser of another 25% of the shares initially subject to the Award or the remaining unvested shares will vest and become exercisable on termination, and any repurchase right of the Company with respect to shares issued upon exercise of an Award shall lapse as to the lesser of 25% of the shares initially subject to the repurchase right or the remaining shares subject to the repurchase right. “Involuntary termination” includes termination by the Company without “cause,” or voluntary resignation within 30 days following a reduction in the participant’s base salary of more than 20% (except where there is a similar reduction in the base salaries of similarly situated employees) or relocation of the participant’s principal work site by more than 50 miles. If the successor corporation does not assume Awards or substitute equivalent Awards, then vesting and exercisability of all shares subject to Awards will accelerate fully, and all repurchase rights with respect to Awards will lapse immediately prior to the closing of the transaction, and all Awards will terminate as of the closing of the transaction.

In the event of a proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of the dissolution or liquidation, unless otherwise determined by the Administrator.

Amendment and Termination of the 2003 Plan

The Board may amend, alter, suspend or discontinue the 2003 Plan. However, the Company shall obtain stockholder approval for any amendment to the 2003 Plan to the extent necessary and desirable to comply with applicable laws and Nasdaq National Market listing requirements. Generally, no such action by the Board or stockholders may alter or impair any outstanding Award under the 2003 Plan without the written consent of the holder. The 2003 Plan terminates in 2013.

Federal Income Tax Consequences of Awards under the 2003 Plan

THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR AWARDS OF RESTRICTED STOCK UNDER THE PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OF THE GRANT OF RESTRICTED STOCK.

Options. The grant of an incentive stock option has no federal income tax effect on the optionee. Upon exercise the optionee does not recognize income for “regular” tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (the “option spread”) is includible in the optionee’s “alternative minimum taxable income” for purposes of the alternative minimum tax. If the optionee does not dispose of the stock acquired upon exercise of an incentive stock option until more than two years after the option grant date and more than one year after exercise of the option, any gain upon sale of the shares will be a long-term capital gain. If shares are sold or otherwise disposed of before both of these periods have expired (a “disqualifying disposition”), the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). The Company is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition unless limited by Section 162(m).

The grant of a non-statutory option has no federal income tax effect on the optionee. Upon the exercise of a non-statutory option, the optionee has taxable ordinary income (and unless limited by Section 162(m) the Company is entitled to a corresponding deduction) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a non-statutory option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held, on any difference between the sale price and the exercise price, to the extent not recognized as taxable income on the date of exercise. The Company may allow non-statutory options to be transferred subject to conditions and restrictions imposed by the Administrator; special tax rules may apply on such a transfer.

In the case of both incentive stock options and non-statutory options, special federal income tax rules apply if Company common stock is used to pay all or part of the option price.

Stock Awards. Stock awards will generally be taxed in the same manner as non-statutory stock options. However, a restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the Award will be forfeited in the event that the participant ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The employee may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the Award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of Award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding by the Company. Unless limited by Section 162(m), the Company is entitled to a deduction in the same amount as and at the time the employee recognizes ordinary income.

Accounting Treatment

Prior to 2006, options granted or issued to employees under the 2003 Plan that have fixed exercise prices that are equal to or greater than the fair market value per share on the date of grant or issue date and that have a fixed number of shares associated with the option will generally not result in any direct charge to the Company’s reported earnings under current accounting rules. However, the fair value of those options is required to be disclosed in the notes to the Company’s financial statements, and the Company also must disclose, in the notes to its financial statements, the pro forma impact those options would have upon the Company’s reported earnings and earnings per share were the fair value of those options at the time of grant treated as a compensation expense over the life of the options.

Beginning in 2006, assuming effectiveness of FAS 123(R), the Company will generally be required to recognize compensation expense in an amount equal to the fair market value on the date of grant of all stock options that are unvested as of or after such period. The fair value of an option will be based on the number of shares subject to the option that are expected to vest. The Company will use either Black-Scholes or a binomial valuation model to measure fair value of option grants. In addition, the Company will be required to recognize compensation expense for options as they vest, as adjusted for actual forfeitures that occur before vesting but not adjusted for any previously recognized compensation cost if an option lapses unexercised.

PROPOSAL 3—APPROVAL OF AMENDMENT OF THE 2003 DIRECTORS’ STOCK OPTION PLAN

At the Annual Meeting, the stockholders of the Company will be asked to approve the amendment of the 2003 Directors’ Stock Option Plan (the “Directors’ Plan”) to (a) increase the number of shares of common stock issuable under the Directors’ Plan by an additional 350,000 shares, to an aggregate of 440,909 shares and (b) increase the number of option shares issued to non-employee directors for services rendered. The Directors’ Plan was adopted by the Board of Directors in September 2003 and it became effective on March 2004 after approval of the stockholders.

In June 2004, the Board approved an amendment of the Directors’ Plan, subject to stockholder approval, to increase the number of option shares issued to each non-employee director who first becomes a director after June 2, 2004 to 10,000 shares of common stock (from 4,545 shares), to increase the number of options shares issued on the date of each annual meeting of stockholders to each of our non-employee directors to 10,000 shares of common stock (from 1,818 shares) provided, such director has served on the board for at least six months, and to grant directors serving as the chairperson of a committee of the board, or as members of the audit committee of the board, an option to purchase 2,500 shares of common stock on the date of each annual meeting of stockholders. In January 2005, the Board approved of the Directors’ Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the Directors’ Plan by 350,000 shares, to a total of 440,909 shares and (b) The exercise price of all stock options granted under this plan will be equal to the fair market value of the common stock on the date of grant of the option. This plan provides that the total number of shares subject to each option granted under this plan will vest in equal monthly installments over two years so that the option will be fully vested after two years. The Board of Directors adopted this amendment because it believes that:

•	additional shares are necessary to attract new directors; and

•	additional shares are needed to further the goal of retaining and motivating existing directors.

As of April 1, 2005, awards (net of canceled awards) covering an aggregate of 20,000 shares of common stock had been granted under the Directors’ Plan. 420,909 shares of common stock (plus any shares that might in the future be returned to the 2003 Plan as a result of cancellations or expiration of awards) remained available for future grant under the Directors’ Plan. As of April 1, 2005, options to purchase 10,910 shares of common stock have been granted under the Directors’ Plan subject to stockholder approval of the amendment of the terms of the Directors’ Plan and are not exercisable until such approval is obtained.

Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote “against” the proposal.

The Board of Directors recommends a vote “for” the approval of the amendment of the Directors’ Plan.

Vote Required

Approval of the Directors’ Plan requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to be voted on the proposal at the Annual Meeting.

Summary of the Directors’ Plan

A copy of the Directors’ Plan has been filed with the SEC as an exhibit to the electronic version of this proxy statement filed via EDGAR, and is available on the SEC’s website (http://www.sec.gov). The following description of the Directors’ Plan is a summary and so is qualified by reference to the complete text of the Directors’ Plan.

General

The purpose of the Directors’ Plan is to enhance the long-term stockholders’ value of the Company by attracting and retaining the best available personnel for service as directors of the Company, providing additional incentive to the outside directors of the Company to serve as directors, and encouraging their continued service on the Board. Stock options granted under the Directors’ Plan will be non-statutory stock options which are options that are not intended to qualify as incentive stock options under Section 422 of the Code.

Administration. The Directors’ Plan will be administered by the Board of Directors.

Eligibility. Non-statutory stock options may be granted under the Directors’ Plan to non-employee directors of the Company, its affiliates and subsidiaries. All grants under the Directors’ Plan are automatic and nondiscretionary. As of April 1, 2005, the Company had seven non-employee directors who would be eligible to participate in the Directors’ Plan.

As of April 1, 2005, no shares had been issued upon exercise of options granted under the Directors’ Plan, options to purchase 20,000 shares were outstanding and 420,909 shares remained available for future grant. The following table sets forth information with respect to the stock options granted to all current directors who are not executive officers as a group under the 2003 Directors’ Plan as of April 1, 2005.

Name	Number of shares subject to options granted under the directors’ plan	Weighted average exercise price per share
Daniel K. Spiegelman	10,000	$4.53

Christopher S. Henney	10,000	$1.50

All directors who are not executive officers (7 persons)	20,000	$3.02

Automatic Option Grants. Under the Directors’ Plan as proposed to be amended, each person who becomes an outside director is automatically granted an option (the “First Option”) to purchase 10,000 shares of our common stock (as adjusted for stock splits, stock dividends, reclassifications and like transactions) on the date on which such person first becomes an outside director. Each outside director (including an outside director who did not receive a First Option) is automatically granted an option (the “Annual Option”) to purchase 10,000 shares of our common stock (as adjusted for stock splits, stock dividends, reclassifications and like transactions) on the date of each annual meeting of the stockholders of the Company, provided that the outside director shall have served on the Board for at least six months prior to the date of such annual meeting of stockholders. Each outside director who serves as the chairperson of a committee of the Board or as a member of the audit committee of the Board is automatically granted an option (the “Committee Option”) to purchase 2,500 shares of our common stock (as adjusted for stock splits, stock dividends, reclassifications and like transactions) on the date of each annual meeting of stockholders of the Company. In the event that a grant would cause the number of shares subject to outstanding options plus the number of shares previously purchased upon exercise of options to exceed the number of shares available for issuance under the Directors’ Plan, then each such automatic grant shall be for that number of shares determined by dividing the total number of shares remaining available for grant by the number of outside directors receiving an option on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional shares become available for grant under the Directors’ Plan through action of the stockholders to increase the number of shares which may be issued under the Directors’ Plan or through cancellation or expiration of options previously granted under the Directors’ Plan.

Exercise Price. The exercise price of all stock options granted under the Directors’ Plan will be equal to the fair market value of our common stock on the date of grant of the option. The fair market value of our common stock is generally the closing sales price as reported in the Wall Street Journal on the date immediately prior to the date of grant.

Vesting. Each First Option, Annual Option and Committee Option shall vest and become exercisable as to one twenty-fourth of the shares underlying the option on the one month anniversary of its date of grant and as to one twenty-fourth of the shares underlying the option each month thereafter so that the option shall be fully vested and exercisable on the second anniversary of its date of grant.

Form of Consideration. The means of payment for shares issued on exercise of an option are specified in each option agreement. The Directors’ Plan permits payment to be made by cash, check, other shares of common stock of the Company (with some restrictions) or broker assisted same day sale.

Term of Option. The term of an option may be no more than ten years from the date of grant. No option may be exercised after the expiration of its term.

Termination of Options. Generally, if an optionee’s services to the Company as a director terminate other than for death or disability, vested options as of the last day of service will remain exercisable for a period of ninety days following the optionee’s termination or if earlier, the expiration of the term of such option. Unless otherwise provided for in the option agreement, if an optionee becomes totally and permanently disabled while a director, the optionee’s vested options as of the last day of service shall be exercisable for twelve months following the optionee’s termination as a result of disability, or if earlier, the expiration of the term of such option. Unless otherwise provided for in the option agreement, if an optionee dies during optionee’s service to the Company as a director or within three months after termination of service as a director, optionee’s vested options shall be exercisable for 12 months following the optionee’s death, or if earlier, the expiration of the term of such option.

If the Chief Executive Officer or his or her designee reasonably believes that an optionee has committed an act of misconduct, the Chief Executive Officer may suspend the optionee’s right to exercise any option pending a determination by the Board (excluding the director accused of such misconduct). If the Board (excluding the director accused of such misconduct) determines that an optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the optionee nor his or her estate shall be entitled to exercise any option. In making such determination, the Board of Directors (excluding the director accused of such misconduct) shall act fairly and shall give the optionee an opportunity to appear and present evidence on optionee’s behalf at a hearing before the Board or a committee of the Board.

Nontransferability of Options. Unless otherwise determined by the Board, options granted under the Directors’ Plan are not transferable other than (a) by will or by the laws of descent or distribution; (b) pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder); (c) by gift to the optionee’s family; or (d) by gift or in exchange for an interest in such entity to (i) a trust in which optionee and/or optionee’s family have more than fifty percent of the beneficial interest, (ii) a foundation in which optionee and/or optionee’s family control the management of assets, or (iii) any other entity in which optionee and/or optionee’s family own more than fifty percent of the voting interests, and may be exercised during the optionee’s lifetime only by the optionee or its permitted transferee.

Adjustments on Changes in Capitalization, Merger or Change of Control

In the event of any stock dividend, stock split, reverse stock split, combination, reclassification or similar change to the capital structure of the Company without receipt of consideration by the Company, appropriate adjustments will be made to (i) the number of shares of common stock subject to the Directors’ Plan, (ii) the number of shares of common stock that may be granted pursuant to the automatic option grants to any individual under the Directors’ Plan, and (iii) the exercise price and number of shares of common stock under each outstanding option. Any such adjustments shall be made by the Board of Directors in its absolute discretion, and the decision of the Board shall be final, binding and conclusive.

In the event of a sale of all or substantially all of the Company’s assets or a merger of the Company with or into another company, all outstanding options shall accelerate, vest in full and be fully exercisable immediately prior to the consummation of the transaction.

Amendment and Termination of the Directors’ Plan

The Board may amend or terminate the Directors’ Plan at any time and for any reason the Board deems advisable. However, the Company shall obtain stockholder approval for any amendment to the Directors’ Plan to the extent necessary and desirable to comply with applicable laws and Nasdaq National Market listing requirements. In addition, the provisions determining the number of shares subject to automatic grants will not be amended more than once every six months other than to comport with the Code or the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Generally, no such action by the Board or stockholders may alter or impair any option previously granted under the Directors’ Plan without the written consent of the optionee. The Directors’ Plan terminates in 2013.

Federal Income Tax Consequences of Options under the Directors’ Plan

THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR STOCK AWARDS UNDER THE DIRECTORS’ PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR STOCK AWARDS.

The grant of a non-statutory option has no federal income tax effect on the optionee. Upon the exercise of a non-statutory option, the optionee has taxable ordinary income (and unless limited by Section 162(m), the Company is entitled to a corresponding deduction) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a non-statutory option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held, on any difference between the sale price and the exercise price, to the extent not recognized as taxable income on the date of exercise. The Company may allow non-statutory options to be transferred subject to conditions and restrictions imposed by the Administrator; special tax rules may apply on such a transfer.

Equity Compensation Plan Information

The following table provides information as of April 1, 2005, with respect to the shares of the Company’s common stock that may be issued under all of the Company’s existing equity compensation plans including the Amended and Restated 1996 Stock Option Plan, 2003 Stock Plan, 2003 Employee Stock Purchase Plan and 2003 Directors’ Stock Option Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by stockholders	1,957,629	$3.57	941,051	(1)

Total	1,957,629	$3.57	941,051	(1)

(1)	The 2003 Stock Plan contains an “evergreen” provision that automatically increases on the first business day of each fiscal year beginning January 1, the lesser of an additional (i) 109,090 shares of common stock, (ii) 4% of the outstanding shares of capital stock on such date, or (iii) an amount determined by the Board. The 2003 Employee Stock Purchase Plan contains an “evergreen” provision that automatically increases on the first business day of each fiscal year beginning January 1, the lesser of an additional (i) 54,545 shares of common stock, (ii) 1% of the outstanding shares of capital stock on such date, or (iii) an amount determined by the Board. None of the Company’s other plans has an “evergreen” provision.

PROPOSAL 4—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, the stockholders will be asked to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005. Representatives of Ernst & Young are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote “for” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

STOCKHOLDERS SHARING THE SAME ADDRESS

In accordance with notices previously sent to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report to Stockholders may request a copy by contacting the bank, broker or other holder of record, or the Corporate Secretary of the Company by telephone at (206) 262-6200. The voting instruction sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact the Company as indicated above

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

The Company’s Bylaws provide that advance notice of a stockholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not less than 90 days and not more than 120 days prior to the anniversary of the previous year’s annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the date contemplated at the time of the previous year’s proxy statement, and notice of the meeting is received later than sixty (60) days prior to such annual meeting, then the advance notice of the stockholder’s proposal must be delivered not later than the 10th day following the day on which public announcement of the date of such meeting is first made or the date on which notice of the date of the meeting was mailed. Each stockholder’s notice must contain the following information as to each matter the stockholder proposes to bring before the annual meeting: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and appropriate biographical information and a statement as to the qualification of the nominee; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholder and such beneficial owner.

A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder nominations and proposals is available to stockholders from the Secretary of the Company upon written request.

Under the rules of the Securities and Exchange Commission, stockholders who wish to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2006 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 1124 Columbia Street, Suite 130, Seattle, Washington 98104, on or before March 19, 2006, but no earlier than February 17, 2006. In addition, if the Company is not notified by March 13, 2006 of a proposal to be brought before the 2006 Annual Meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting

By Order of the Board of Directors

Joanna Lin Black

Vice President, General Counsel and Corporate Secretary

Seattle, Washington

May 2, 2005

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

APPENDIX A

XCYTE THERAPIES, INC.

Amended and Restated Charter for the Audit Committee

of the Board of Directors

Purpose and Powers

The purpose of the Audit Committee (the “Committee”) will be: to assist the Board of Directors (the “Board”) in its oversight of the accounting and financial reporting processes of Xcyte Therapies, Inc. (the “Company”); to appoint, compensate and oversee the Company’s independent accountants; to supervise the finance function of the Company (which will include, among other matters, the Company’s investment activities); and to act as the Company’s Qualified Legal Compliance Committee. The Committee will have the power to engage and compensate independent counsel and other advisors as it deems necessary to carry out its duties. In addition, the Committee has the authority to the extent permitted under applicable laws, rules and regulations, and the Company’s bylaws and Certificate of Incorporation, delegate to one or more of its members the authority to grant pre-approvals of audit services and permissible non-audit services, provided such decisions are presented to the full Audit Committee at regularly scheduled meetings.

The Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe. The Committee will provide to the Board the results of its examinations and recommendations, and such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

Charter

The Committee will review and reassess the adequacy of this charter at least once annually. This charter (as then constituted) shall be publicly filed, as may be required by the Securities Exchange Act of 1934 (the “Exchange Act”), or the rules and regulations of the SEC, the NASD, Nasdaq, or any other applicable regulatory authority.

Membership

The Committee shall consist of at least three non-employee members of the Board. Such members will be elected and serve at the pleasure of the Board. The Committee’s membership shall comply with the independence standards set forth in the Exchange Act and the rules of the Nasdaq Stock Market, and with the financial literacy and sophistication requirements of the Nasdaq Stock Market, provided, however, that in conformity with the rules of the Nasdaq Stock Market, the Board may decide that, if it is in the best interests of the Company, one non-employee member of the Board that meets the independence standards set forth in the Exchange Act, but not the independence standards of the Nasdaq Stock Market, may serve on the Audit Committee for up to two years.

Meetings

The Committee will meet separately with the Chief Executive Officer and separately with the Vice President of Finance of the Company at least quarterly to review the financial affairs of the Company. The Committee will meet with the independent accountants of the Company outside the presence of management at least quarterly, including upon the completion of the annual audit, and at such other times as the Committee deems appropriate to review the independent accountants’ examination and management report. The Audit Committee will meet as necessary to develop its procedures to discharge its duties as the QLCC.

Responsibilities

Oversight of Independent Auditors

The Committee shall have the sole authority to select, evaluate, and if necessary replace the independent auditor, subject to stockholder ratification if such ratification is required by applicable law or sought by the Board. In connection with this authority, the Committee will:

1. Review annually the audit engagement fees and terms, and the plan for and scope of the audit and related services.

2. Confirm annually that the proposed audit engagement team for the independent accountants complies with the applicable auditor rotation rules.

3. Pre-approve all non-audit services to be provided by the independent accountants; this authority may be delegated to one or more members of the Committee, who will report regularly to the full Committee on non-audit services approved.

4. Inquire of management and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

5. Review with management any significant changes to GAAP, SEC pronouncements or other accounting policies or standards that will impact or could impact the financial reports under review.

6. At the completion of the annual audit, review with management and the independent accountants:

a. the Company’s annual financial statements and related footnotes;

b. the independent accountant’s audit of the financial statements;

c. any significant changes required in the independent accountant’s audit plan;

d. any serious difficulties or disputes with management encountered during the course of the audit;

e. other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

7. Review the report from the independent accountants required by Section 10A of the Exchange Act.

8. Review the written statement from the Company’s independent accountants delineating all relationships between the accountants and the Company, consistent with Independence Standards Board Standard 1.

9. Review with the Company’s independent accountants any disclosed relationship or service that may impact the objectivity and independence of the accountant.

Oversight of Financial Reporting and Other Financial Disclosure

The Committee will:

10. Review with management and the independent accountants at least annually the Company’s application of critical accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company’s provisions for future occurrences which may have a material impact on the financial statements of the Company.

11. Consider and approve, if appropriate, significant changes to the Company’s accounting principles and financial disclosure practices as suggested by management and the independent accountants. Review with management and the independent accountants, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

12. Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

13. Oversee the adequacy of the Company’s system of internal accounting controls. obtain from the independent accountants management letters or summaries on such internal accounting controls, and review any related significant findings and recommendations of the independent accountants together with management’s responses thereto.

14. Review the evaluation of internal controls prepared by management, and the independent accountant’s attestation, to the extent required by applicable law.

15. Review the periodic reports of the Company with management and the independent accountants prior to filing of the reports with the SEC, and recommend whether the audited financial statements are to be included in the Company’s Annual Report on Form 10-K.

16. Periodically discuss with the independent accountants, without management being present, (i) the accountant’s judgments about the quality, appropriateness, and acceptability of the Company’s accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company’s financial statements.

17. Review and discuss with management the Company’s earnings press releases (including the use of “pro forma” or “adjusted” non-GAAP information) as well as financial information and earnings guidance provided to analysts.

Other Responsibilities

The Committee will:

18. Oversee the effectiveness of the internal audit function and obtain from the officers that certify the Company’s financial reports an assessment of the internal controls, a report of any fraud in connection with the preparation of reports and any other reports required by applicable laws, rules or regulations.

19. Oversee the Company’s compliance with the Foreign Corrupt Practices Act.

20. Oversee the Company’s finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company’s assets.

21. Review and approve all related party transactions other than compensation transactions.

22. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

23. Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Qualified Legal Compliance Committee Responsibilities

In order to perform the functions of a Qualified Legal Compliance Committee (“QLCC”), the Committee will make such examinations as are necessary with respect to attorney reports of certain material violations (“Attorney Reports”) that are required under applicable standards of professional conduct established by the SEC. In connection with its functions as a QLCC, the Committee will:

24. Establish written procedures for the confidential receipt, retention and consideration of Attorney Reports.

25. Inform the Company’s General Counsel or person acting in such capacity (the “Chief Legal Officer”) of any report of evidence of a material violation contained in such Attorney Reports, unless the Committee decides that reporting the evidence to one or both such persons would be, under the circumstances, futile.

26. Decide if an investigation is necessary to determine whether the material violation specified in the Attorney Report has occurred, is occurring, or is about to occur.

27. If such an investigation is undertaken, the Committee will:

a. notify the full Board;

b. initiate the investigation, which may be undertaken either by the Chief Legal Officer or person acting in such capacity, or by outside counsel; and

c. retain such additional expert personnel as the Committee deems necessary to complete the investigation.

28. At the conclusion of any such investigation, the Committee will:

a. direct the company to adopt appropriate remedial measures, including appropriate disclosures or the imposition of appropriate sanctions; and

b. inform the Chief Legal Officer, the Chief Executive Officer and the Board of the results of the investigation and the appropriate remedial measures to be adopted.

If the Company fails in any material respect to take any of the remedial measures recommended by the Committee, the Committee has the authority to take all other appropriate action, including notifying the SEC.

In addition to the above responsibilities, the Committee will undertake such other duties as the Board delegates to it or that are required by applicable laws, rules and regulations.

Reports

The Committee will, to the extent deemed appropriate, record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company’s proxy statement for its Annual Meeting of Stockholders.

XCYTE THERAPIES, INC.

2003 STOCK PLAN

1. Purposes of the Plan. The purposes of this 2003 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Consultants and Directors and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations and interpretations promulgated thereunder. Stock Grants, Stock Units, Stock Appreciation Rights and Stock Purchase Rights may also be granted under the Plan.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or its Committee appointed pursuant to Section 4 of the Plan.

(b) “Affiliate” means an entity other than a Subsidiary (as defined below) which, together with the Company, is under common control of a third person or entity.

(c) “Applicable Laws” means the legal requirements relating to the administration of stock option and restricted stock plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any Stock Exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Options or Stock Awards are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

(d) “Award” means a Stock Award or an Option granted in accordance with the terms of the Plan.

(e) “Award Agreement” means a Stock Award Agreement and/or Option Agreement, which may be in written or electronic format, in such form and with such terms and conditions as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

(f) “Award Exchange Program” means a program approved by the Administrator whereby outstanding Awards are exchanged for Awards with a lower exercise price or purchase price or are amended to decrease the exercise price or purchase price as a result of a decline in the Fair Market Value of the Common Stock.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means (i) Participant’s material breach of any of the terms of any written agreement between the Participant and the Company; (ii) Participant’s conviction of a felony harmful to the reputation of the Company or of a crime involving moral turpitude;

(iii) Participant’s willful misconduct in the performance of his or her duties and responsibilities to the Company; (iv) Participant’s violation of his or her duty of loyalty or his or her obligations with respect to proprietary information or trade secrets of the Company or to any party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; (v) Participant’s violation of the Company’s nondiscrimination policies or policies prohibiting harassment; or (vi) Participant’s commission of any other intentional wrongful act that could cause the Company to be liable to a third party. The determination as to whether a Participant’s Continuous Service is terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 5(d) below. For purposes of this definition of Cause, the term “Company” will be interpreted to include any Subsidiary, Parent, Affiliate or successor thereto, as appropriate.

(i) “Change of Control” means (i) a sale of all or substantially all of the Company’s assets, or (ii) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (iii) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

(l) “Common Stock” means the Common Stock of the Company.

(m) “Company” means Xcyte Therapies, Inc., a Delaware corporation.

(n) “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services.

(o) “Continuous Service Status” means the absence of any interruption or termination of service as an Employee, Director or Consultant. Continuous Service Status as an Employee, Director or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in the capacity in which the Participant renders service to the Company or a Parent, Subsidiary or Affiliate of the Company, such as a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

(p) “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization or transaction of the Company with or into another corporation, entity or person, and includes a Change of Control.

(q) “Director” means a member of the Board.

(r) “Employee” means any person employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t) “Fair Market Value” means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

(u) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

(v) “Involuntary Termination” means termination of a Participant’s Continuous Service Status under the following circumstances: (i) termination without Cause by the Company or a Subsidiary, Parent, Affiliate or successor thereto, as appropriate, other than on account of the Participant’s death or disability; or (ii) voluntary resignation by the Participant within 30 days following (A) a reduction in the Participant’s then-current base salary of more than 20%, other than in connection with a similar reduction in the base salaries of similarly situated employees or consultants as part of a general salary level reduction; or (B) relocation by the Company or a Subsidiary, Parent, Affiliate or successor thereto, as appropriate, of the Participant’s principal work site to a facility or location by more than 50 miles from the Participant’s principal work site immediately prior to such relocation.

(w) “Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(x) “Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or is among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(y) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

(z) “Option” means a stock option granted pursuant to the Plan.

(aa) “Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(bb) “Optioned Stock” means the Common Stock subject to an Option.

(cc) “Optionee” means an Employee, Director or Consultant who receives an Option.

(dd) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(ee) “Participant” means any holder of one or more Options or Stock Awards or the Shares issuable or issued upon exercise of such Awards, under the Plan.

(ff) “Plan” means this 2003 Stock Plan.

(gg) “Qualifying Performance Criteria” means any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award: (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholders’ equity; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue; (xii) income or net income; (xiii) operating income or net operating income; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation (including individual performance objectives that relate to achievement of the

Company’s or any business unit’s strategic plan); (xxiii) improvement in workforce diversity, and (xxiv) any other similar criteria. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.

(hh) “Restricted Stock” means Shares of Common Stock acquired pursuant to a grant of a Stock Award under Sections 11, 12 or 13.

(ii) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(jj) “Share” means a share of the Common Stock, as adjusted in accordance with Section 17 of the Plan.

(kk) “Stock Appreciation Right” means a right to receive cash and/or shares of Common Stock based on a change in the Fair Market Value of a specific number of shares of Common Stock granted under Section 13.

(ll) “Stock Award” means a Stock Grant, a Stock Unit, a Stock Appreciation Right or a Stock Purchase Right.

(mm) “Stock Award Agreement” means a written agreement, the form(s) of which shall be approved from time to time by the Administrator, between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(nn) “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(oo) “Stock Grant” means the award of a certain number of shares of Common Stock granted under Section 11 below.

(pp) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 12 below.

(qq) “Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(rr) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

(ss) “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

3. Stock Subject to the Plan. Subject to the provisions of Section 17 of the Plan, the maximum aggregate number of Shares that may be sold under the Plan is 1,345,453 Shares of Common Stock, plus an annual increase on the first day of each of the Company’s fiscal years beginning in 2005 and ending in 2010 equal to the lesser of (a) 109,090 Shares, (b) 4% of the Shares outstanding on the last day of the immediately preceding fiscal year, or (c) such lesser number of Shares as the Board shall determine. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Award Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an Award in order to satisfy the exercise or purchase price for such Award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have exercised shall not be available for future grant under the Plan.

4. Administration of the Plan.

(a) General. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make Awards under the Plan.

(b) Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions. The Committee shall in all events conform to any requirements of the Applicable Laws.

(c) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(t) of the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

(ii) to select the Employees, Consultants and Directors to whom Awards may from time to time be granted;

(iii) to determine whether and to what extent Awards are granted;

(iv) to determine the number of Shares of Common Stock to be covered by each Award granted;

(v) to approve the form(s) of agreement(s) used under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any pro rata adjustment to vesting as a result of a Participant’s transitioning from full- to part-time service (or vice versa), and any restriction or limitation regarding any Option, Optioned Stock, Stock Award or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(c) instead of Common Stock;

(viii) to implement an Award Exchange Program on such terms and conditions as the Administrator in its discretion deems appropriate, provided that no amendment or adjustment to an Award that would materially and adversely affect the rights of any Participant shall be made without the prior written consent of the Participant;

(ix) to adjust the vesting of an Option or Stock Award held by an Employee, Consultant or Director as a result of a change in the terms or conditions under which such person is providing services to the Company;

(x) to construe and interpret the terms of the Plan and Awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and

(xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Awards to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

5. Eligibility.

(a) Recipients of Grants. Nonstatutory Stock Options and Stock Awards may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

(b) Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

(c) ISO $100,000 Limitation. Notwithstanding any designation under Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(d) No Employment Rights. The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant’s right or the Company’s right to terminate the employment or consulting relationship at any time for any reason.

6. Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 of the Plan.

7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8. Limitation on Grants to Employees. Subject to adjustment as provided in Section 17 below, the maximum number of Shares that may be subject to Options and Stock Awards granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000, provided that this Section 8 shall apply only after such time, if any, as the Common Stock becomes a Listed Security.

9. Option Exercise Price and Consideration.

(a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

(B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per share Exercise Price shall be such price as determined by the Administrator provided that if such eligible person is, at the time of the grant of such Option, a Named Executive of the Company or an individual whom the Administrator reasonably believes may become a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a Corporate Transaction.

(b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash; (ii) check; (iii) subject to any requirements of the Applicable Laws (including without limitation Section 153 of the Delaware General Corporation Law), delivery of Optionee’s promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate after taking into account the potential accounting consequences of permitting an Optionee to deliver a promissory note; (iv) cancellation of indebtedness; (v) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid the Company’s incurring an adverse accounting charge); (vi) if, as of the date of exercise of an Option the Company then is permitting employees to engage in a “same-day sale” cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the Company of the amount required to pay the exercise price and any applicable withholding taxes; or (vii) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

10. Exercise of Option.

(a) General.

(i) Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee.

(ii) Leave of Absence. In the absence of determination by the Administrator at the time of grant of the Option, vesting of an Option shall be tolled during any unpaid leave of absence, except to the extent otherwise provided by Applicable Laws. In the event of a military leave, to the extent required by Applicable Laws, vesting shall toll during any unpaid portion of such leave, provided that upon a Participant’s return from military leave he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(iii) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

(iv) Procedures for and Results of Exercise. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan, provided that the Administrator may, in its sole discretion, refuse to accept any form of consideration at the time of any Option exercise.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(v) Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 17 of the Plan.

(b) Termination of Employment or Consulting Relationship. Except as otherwise set forth in this Section 10(b), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. Unless the Administrator otherwise provides in the Option Agreement, to the extent that the Optionee is not vested in Optioned Stock at the date of termination of his or her Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7).

The following provisions (1) shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee’s Continuous Service Status, and (2) establish the minimum post-termination exercise periods that may be set forth in an Option Agreement:

(i) Termination other than Upon Disability or Death or for Cause. In the event of termination of Optionee’s Continuous Service Status other than under the circumstances set forth in subsections (ii) through (iv) below, such Optionee may exercise an Option for three months following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination. No termination shall be deemed to occur and this Section 10(b)(i) shall not apply if (A) the Optionee is a Consultant who becomes an Employee or Director, (B) the Optionee is an Employee who becomes a Consultant or Director or (C) the Optionee is a Director who becomes an Employee or a Consultant.

(ii) Disability of Optionee. In the event of termination of an Optionee’s Continuous Service Status as a result of his or her disability (including a disability within the meaning of Section 22(e)(3) of the Code), such Optionee may exercise an Option at any time within 12 months following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.

(iii) Death of Optionee. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within 30 days following termination of Optionee’s Continuous Service Status, the Option may be exercised by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within 12 months following the date of death, but only to the extent the Optionee was vested in the Optioned Stock as of the date of death or, if earlier, the date the Optionee’s Continuous Service Status terminated.

(iv) Termination for Cause. In the event of termination of an Optionee’s Continuous Service Status for Cause, any Option (including any exercisable portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee’s Continuous Service Status. If an Optionee’s employment or consulting relationship with the Company is suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee’s rights under any Option likewise shall be suspended during the investigation period and the Optionee shall have no right to exercise any Option. Unless prohibited by Applicable Laws, this Section 10(b)(iv) shall apply with equal effect to vested Shares acquired upon exercise of an Option, in that the Company shall have the right to repurchase such Shares from the Participant at the lesser of Participant’s original cost for the Shares or the Fair Market Value of the Share at the time of repurchase. Such repurchase shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine. Nothing in this Section 10(b)(iv) shall in any way limit the Company’s right to purchase unvested Shares issued upon exercise of an Option as set forth in the applicable Option Agreement.

(c) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11. Stock Grants and Stock Unit Awards. Each Stock Award Agreement reflecting the issuance of a Stock Grant or Stock Unit shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of such agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each such agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(a) Consideration. A Stock Grant or Stock Unit may be awarded in consideration for such property or services as is permitted under Applicable Law, including for past services actually rendered to the Company or an Affiliate for its benefit.

(b) Vesting. Shares of Common Stock awarded under an agreement reflecting a Stock Grant and a Stock Unit award may, but need not, be subject to a share repurchase option, forfeiture restriction or other conditions in favor of the Company in accordance with a vesting or lapse schedule to be determined by the Board.

(c) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the Shares held by the Participant which have not vested or which are otherwise subject to forfeiture or other conditions as of the date of termination under the terms of the agreement.

(d) Transferability. Rights to acquire Shares under a Stock Grant or a Stock Unit agreement shall be transferable by the Participant only by will or by the laws of descent and distribution.

12. Stock Purchase Rights.

(a) Rights to Purchase. When the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms,

conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer to purchase Shares subject to Stock Purchase Rights shall be accepted by execution of a Stock Award Agreement in the form determined by the Administrator.

(b) Repurchase Option.

(i) General. Unless the Administrator determines otherwise, the Stock Award Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Stock Award Agreement shall be the lesser of the original purchase price paid by the purchaser or the Fair Market Value of the Shares on the date of repurchase, and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine. In the absence of determination by the Administrator at the time of grant of the Stock Purchase Right, lapse of the repurchase option shall be tolled during any unpaid leave of absence, except to the extent otherwise provided by Applicable Laws. In the event of a military leave, to the extent required by Applicable Laws, lapse of the repurchase option shall toll during any unpaid portion of such leave, provided that upon a Participant’s return from military leave the repurchase option shall be deemed to have lapsed to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(ii) Termination of Continuous Service Status for Cause. Unless prohibited by Applicable Laws, in the event of termination of a Participant’s Continuous Service Status for Cause, the Company shall have the right to repurchase from the Participant vested Shares issued upon exercise of a Stock Purchase Right at the lesser of Participant’s original cost for the Shares or the Fair Market Value of the Share at the time of repurchase or such other terms as determined by the Administrator. Such repurchase shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine. Nothing in this Section 12(b)(ii) shall in any way limit the Company’s right to purchase unvested Shares as set forth in the applicable Stock Award Agreement.

(c) Other Provisions. The Stock Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Stock Award Agreements need not be the same with respect to each purchaser.

(d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 17 of the Plan.

13. Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. The Board may grant Stock Appreciation Rights to eligible Participants subject to terms and conditions not inconsistent with this Plan and determined by the Board. The specific terms and conditions applicable to the Participant shall be provided for in the Stock Award Agreement. Stock Appreciation Rights shall be exercisable, in whole or in part, at such times as the Board shall specify in the Stock Award Agreement.

(b) Exercise of Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, in whole or in part, the Participant shall be entitled to a payment in an amount equal to the excess of the Fair Market Value on the date of exercise of a fixed number of Shares covered by the exercised portion of the Stock Appreciation Right, over the Fair Market Value on the grant date of the Shares covered by the exercised portion of the Stock Appreciation Right (or such other amount calculated with respect to Shares subject to the award as the Board may determine). The amount due to the Participant upon the exercise of a Stock Appreciation Right shall be paid in such form of consideration as determined by the Board and may be in cash, Shares or a combination thereof, over the period or periods specified in the Stock Award Agreement. A Stock Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a Stock Appreciation Right, on an aggregate basis or as to any Participant. A Stock Appreciation Right shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Stock Award Agreement from the person entitled to exercise the Stock Appreciation Right.

(c) Nonassignability of Stock Appreciation Rights. Except as determined by the Board, no Stock Appreciation Right shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution.

14. Section 162(m) Compliance. Any Stock Award (other than an Option or any other Stock Award having a purchase price equal to 100% of the Fair Market Value on the date such award is made) that is intended as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code must vest or become exercisable contingent on the achievement of one or more Qualifying Performance Criteria. Notwithstanding anything to the contrary herein, the Committee shall have the discretion to determine the time and manner of compliance with Section 162(m) of the Code as required under applicable regulations and to conform the procedures related to the Award to the requirements of Section 162(m).

15. Taxes.

(a) As a condition of the grant, vesting or exercise of an Option or Stock Award granted under the Plan, the Participant (or in the case of the Participant’s death, the person exercising the Option or Stock Award) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, vesting or exercise of the Option or Stock Award or the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations under this Section 15 (whether pursuant to Section 15(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Award.

(c) This Section 15(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 15, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).

(d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Award by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 15(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

(e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 15(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 5(d) above must be made on or prior to the applicable Tax Date.

(f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Award is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

16. Non-Transferability of Options and Stock Awards.

(a) General. Except as set forth in this Section 16, Options and Stock Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Award may be exercised, during the lifetime of the holder of an Option or Stock Award, only by such holder or a transferee permitted by this Section 16.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 16, prior to the date, if any, on which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to “Immediate Family” (as defined below), on such terms and conditions as the Administrator deems appropriate. Following the date, if any, on which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying the manner in which such Nonstatutory Stock Options are transferable. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

17. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

(a) Changes in Capitalization. Subject to any action required under Applicable Laws by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Award, the numbers of Shares set forth in Sections 3 and 8 above, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Option and Stock Award will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

(c) Corporate Transaction.

(i) In the event of a Corporate Transaction, each outstanding Option and Stock Award shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation, unless such successor corporation does not agree to assume the outstanding Options or Stock Awards or to substitute equivalent options or rights, in which case such Options or Stock Awards shall terminate upon the consummation of the transaction.

(ii) In the event of a Change of Control, if the successor corporation or a Parent or Subsidiary of such successor corporation agrees to assume outstanding Options or Stock Awards or to substitute them with equivalent options or stock awards, the vesting and exercisability of each outstanding Option and Stock Award shall accelerate such that the Options and Stock Awards shall become vested and exercisable as to the lesser of 25% of the Shares subject to the Option or Stock Award or the remaining unvested Shares, and any repurchase right of the Company with respect to Shares issued upon exercise of an Option or Stock Award shall lapse as to the lesser of 25% of the Shares initially subject to the Company repurchase right or the remaining Shares subject to the Company repurchase right. The acceleration of vesting and lapse of repurchase rights provided for in this Section 17(c)(ii) shall occur immediately prior to consummation of the Change of Control and shall apply to Shares that would have vested last under the vesting schedule applicable to the Option or Stock Award or the Shares subject to Company repurchase right.

(iii) In addition to the acceleration of vesting and lapse of repurchase rights provided for in Section 17(c)(ii), in the event of the Involuntary Termination within 12 months of the Change of Control of a Participant holding an Option or Stock Award that is assumed or substituted by the successor corporation in the Change of Control, or holding Common Stock issued upon exercise of an Option or Stock Award with respect to which the successor corporation has succeeded to a repurchase right as a result of the Change of Control, then any assumed or substituted Option or Stock Award held by such Participant at the time of the Involuntary Termination shall accelerate and become exercisable as to the lesser of 25% of the Shares subject to the Option or Stock Award or the remaining unvested Shares, and any repurchase right of the Company with respect to Shares issued upon exercise of an Option or Stock Award shall lapse as to the lesser of 25% of the Shares initially subject to the Company repurchase right or the remaining Shares subject to the Company repurchase right. The acceleration of vesting and lapse of repurchase rights provided for in this Section 17(c)(iii) shall occur as of the Participant’s last day of Continuous Service Status and shall apply to Shares that would have vested first under the vesting schedule applicable to the Options or Stock Awards or the Shares subject to Company repurchase right had the Participant’s employment continued.

(iv) In the event the successor corporation does not agree to assume outstanding Options or Stock Awards, or to substitute them with equivalent options or stock awards, the vesting and exercisability of each outstanding Option and Stock Award shall accelerate such that the Options and Stock Awards shall become vested and exercisable as to 100% of the remaining unvested Shares, and any repurchase right of the Company with respect to Shares issued upon exercise of an Option or Stock Award shall lapse as to 100% of the remaining Shares subject to the Company repurchase right. The acceleration of vesting and lapse of repurchase rights provided for in this Section 17(c)(iv) shall occur immediately prior to consummation of the Change of Control.

(v) For purposes of this Section 17(c), an Option or a Stock Award shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option or Stock Award would be entitled to receive upon exercise of the Option or Stock Award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option or the Stock Award at such time (after giving effect to any adjustments in the number of Shares covered by the Option or Stock Award as provided for in this Section 17); provided however that if such consideration received in the transaction is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option or Stock Award to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

(d) Certain Distributions. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option or Stock Award to reflect the effect of such distribution.

18. Time of Granting Options and Stock Awards. The date of grant of an Option or Stock Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Award, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee’s employment relationship with the Company. Notice of the determination shall be given to each Employee, Consultant or Director to whom an Option or Stock Award is so granted within a reasonable time after the date of such grant.

19. Amendment and Termination of the Plan.

(a) Authority to Amend or Terminate. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 17 above) shall be made that would materially and adversely affect the rights of any Optionee or holder of Stock Awards under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) Effect of Amendment or Termination. Except as to amendments which the Administrator has the authority under the Plan to make unilaterally, no amendment or termination of the Plan shall materially and adversely affect Options or Stock Awards already granted, unless mutually agreed otherwise between the Optionee or holder of the Stock Awards and the Administrator, which agreement must be in writing and signed by the Optionee or holder of Stock Awards and the Company.

20. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option or Stock Award, the Company may require the person exercising the Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law. Shares issued upon exercise of Awards granted prior to the date on which the Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant will be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as is reflected in the applicable Option Agreement or Stock Award Agreement.

21. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22. Agreements. Options and Stock Awards shall be evidenced by Option Agreements and Stock Award Agreements, respectively, in such form(s) as the Administrator shall from time to time approve.

23. Stockholder Approval. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

24. Information and Documents to Optionees and Purchasers. Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Awards outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options or Stock Awards under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

XCYTE THERAPIES, INC.

AMENDED AND RESTATED 2003 DIRECTORS’ STOCK OPTION PLAN

1. Purposes of the Plan. The purposes of this Directors’ Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

All options granted hereunder shall be nonstatutory stock options.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Change of Control” means (i) a sale of all or substantially all of the Company’s assets, or (ii) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (iii) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Common Stock” shall mean the Common Stock of the Company.

(e) “Company” shall mean Xcyte Therapies, Inc., a Delaware corporation.

(f) “Continuous Status as a Director” shall mean the absence of any interruption or termination of service as a Director.

(g) “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization or transaction of the Company with or into another corporation, entity or person, and includes a Change of Control.

(h) “Director” shall mean a member of the Board.

(i) “Employee” shall mean any person, including any officer or director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to optionees hereunder. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

(l) “Option” shall mean a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

(m) “Optioned Stock” shall mean the Common Stock subject to an Option.

(n) “Optionee” shall mean an Outside Director who receives an Option.

(o) “Outside Director” shall mean a Director who is not an Employee.

(p) “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(q) “Plan” shall mean this Amended and Restated 2003 Directors’ Stock Option Plan.

(r) “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(s) “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be sold under the Plan is 440,909 Shares (the “Pool”) of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares that are retained by the Company upon exercise of an Option in order to satisfy the exercise price of such Option, or any withholding taxes due with respect to such exercise, shall be treated as not issued and shall continue to be available for issuance under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

4. Administration of and Grants of Options under the Plan.

(a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

(b) Procedure for Grants. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

(ii) Each person who becomes an Outside Director (after June 2, 2004 and subject to approval of the Plan by the stockholders of the Company) shall be automatically granted an Option (the “First Option”) to purchase 10,000 (as adjusted for stock splits, stock dividends, reclassifications and like transactions) Shares on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy; provided that any options granted pursuant to this Section 4(b)(ii) after June 2, 2004 and prior to obtaining stockholder approval of this Section 4(b)(ii) shall be granted subject to stockholder approval.

(iii) Commencing with the annual meeting of stockholders of the Company for 2005, each Outside Director (including an Outside Director who did not receive a First Option) shall be automatically granted an Option (the “Annual Option”) to purchase 10,000 Shares (as adjusted for stock splits, stock dividends, reclassifications and like transactions) on the date of each annual meeting of the stockholders of the Company, provided that he or she shall have served on the Board for at least six (6) months prior to the date of such annual meeting of stockholders.

(iv) Each Outside Director who is serving as a chairperson of a committee of the Board as of the date of each annual meeting of the stockholders of the Company (commencing with the annual meeting of stockholders of the Company for 2005) shall be automatically granted an Option (the “Annual Committee Chairperson Option”) to purchase 2,500 Shares (as adjusted for stock splits, stock dividends, reclassifications and like transactions) on the date of such annual meeting of the stockholders of the Company.

(v) Each Outside Director who is serving as a member of the audit committee of the Board (including the chairperson) as of the date of each annual meeting of the stockholders of the Company (commencing with the annual meeting of stockholders of the Company for 2005) shall be automatically granted an Option (the “Annual Audit Committee Option”) to purchase 2,500 Shares (as adjusted for stock splits, stock dividends, reclassifications and like transactions) on the date of such annual meeting of the stockholders of the Company.

(vi) Notwithstanding the provisions of subsections (ii), (iii), (iv), and (v) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the

Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on such date on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

(vii) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 17 hereof.

(viii) The terms of each Option granted hereunder shall be as follows:

(1) each Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof;

(2) the exercise price per Share of the Option shall be 100% of the Fair Market Value per Share on the date of grant of the Option, determined in accordance with Section 8 hereof; and

(3) the First Option, each Annual Option, each Annual Committee Chairperson Option and each Annual Audit Committee Option shall become vested and exercisable as to 1/24th of the Shares underlying the Option on the one month anniversary of its date of grant and as to 1/24thth of the Shares underlying the Option each month thereafter so that, subject to Section 11 below, the Option shall be fully vested and exercisable on the second anniversary of its date of grant.

(c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the Fair Market Value of the Common Stock; (ii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8 of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(d) Effect of Board’s Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

(e) Suspension or Termination of Option. If the Chief Executive Officer or his or her designee reasonably believes that an Optionee has committed an act of misconduct, such officer may suspend the Optionee’s right to exercise any option pending a determination by the Board (excluding the Outside Director accused of such misconduct). If the Board (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee’s behalf at a hearing before the Board or a committee of the Board.

5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) above. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

6. Term of Plan; Effective Date. The Plan shall become effective on the effectiveness of the registration statement under the Securities Act of 1933, as amended, relating to the Company’s initial public offering of securities. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

7. Term of Options. The term of each Option shall be ten (10) years from the date of grant thereof, unless an Option terminates sooner pursuant to Section 9 below.

8. Exercise Price and Consideration.

(a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

(b) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised (which, if acquired from the Company, shall have been held more than six months), delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price, or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

9. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) above; provided, however, that no Options shall be exercisable prior to stockholder approval of the Plan in accordance with Section 17 below has been obtained.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified herein, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Pool.

(c) Disability of Optionee. Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Pool.

(d) Death of Optionee. In the event of the death of an Optionee (i) during the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, or (ii) three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or the date of termination, as applicable. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that an Optionee was not entitled to exercise the Option at the date of death or termination or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

10. Nontransferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than (a) by will or by the laws of descent or distribution; (b) pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder); (c) by gift to the Optionee’s Family; or (d) by gift or in exchange for an interest in such entity to (i) a trust in which Optionee and/or Optionee’s Family have more than fifty percent of the beneficial interest, (ii) a foundation in which Optionee and/or Optionee’s Family control the management of assets, or (iii) any other entity in which Optionee and/or Optionee’s Family own more than fifty percent of the voting interests. For purposes of this Section 10, Optionee’s “Family” shall include any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law; daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, and any person sharing the employee’s household (other than a tenant or employee). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

11. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a) Adjustment. Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, each of the numbers of Shares of Common Stock set forth in Section 4(b) above, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b) Corporate Transactions. In the event of a Corporate Transaction, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation, unless the successor corporation does not agree to assume the outstanding Options or to substitute equivalent options, in which case the Options shall terminate upon the consummation of the transaction; provided, however, that in the event of any transaction that qualifies as a Change of Control and notwithstanding whether or not outstanding Options are assumed, substituted for or terminated in connection with the transaction, the vesting of each outstanding Option shall accelerate in full such that each Optionee shall have the right to exercise his or her Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable, immediately prior to consummation of the transaction.

For purposes of this Section 11(b), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon such Corporate Transaction, each Optionee would be entitled to receive upon exercise of an Option the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of such transaction if the Optionee had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 11); provided however that if such consideration received in the transaction was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

(c) Certain Distributions. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

13. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the stockholders of the

Company to Plan amendments to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in Section 4 of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(b) Effect of Amendment or Termination. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

14. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the legal requirements relating to the administration of stock option plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange or Nasdaq rules or regulations to which the Company may be subject and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time (the “Applicable Laws”). Such compliance shall be determined by the Company in consultation with its legal counsel.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

17. Stockholder Approval. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

XCYTE THERAPIES, INC.

Proxy Solicited by the Board of Directors

for the Annual Meeting of Stockholders

to be Held June 17, 2005

The undersigned hereby appoints Ronald J. Berenson and/or Joanna Black or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Xcyte Therapies, Inc. (the “Company”) to be held on June 17, 2005 at 8:00 a.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

1. To elect Dr. Peter Langecker and Dr. Robert Williams as Class I directors, to hold office until the 2008 Annual Meeting of Stockholders and until their successors are elected and qualified, the nominees listed below:

01    Dr. Peter Langecker

02    Dr. Robert Williams

___	FOR All nominees listed (except as indicated below)	___	WITHHOLD AUTHORITY to vote (as to all nominees)

To withhold authority to vote for any individual nominee, write the nominee’s name on the line provided below.

2. To approve the amendment of the 2003 Stock Plan.

___ For		___ Against	___ Abstain

3. To approve the amendment of the 2003 Directors’ Stock Option Plan.

___ For		___ Against	___ Abstain

4. To ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

___ For		___ Against	___ Abstain

The Board recommends that you vote FOR the above proposals. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement.

Signature(s) of Stockholder(s)

Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.

Date:2005

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.